                                                   Registration Number 333-51035
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                   FORM  S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                        Post-Effective Amendment No. 3

               AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
                          (Exact Name of Registrant)

                      AMERICAN NATIONAL INSURANCE COMPANY
                           (Exact Name of Depositor)
                                One Moody Plaza
                            Galveston, Texas  77550
         (Complete Address of Depositor's Principal Executive Offices)

Rex D. Hemme                                 Jerry L. Adams
Vice President, Actuary                      Greer, Herz & Adams, L.L.P.
American National              With copy to: One Moody Plaza, 18th Floor
 Insurance Company                           Galveston, Texas 77550
One Moody Plaza
Galveston, Texas  77550
(Name and Address of Agent for Service)

--------------------------------------------------------------------------------
Declaration Required By Rule 24f-2(a)(1): An indefinite number of securities of the Registrant has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Notice required by Rule 24f-2(b)(1) has been filed in the Office of the Securities and Exchange Commission on March 30, 2000 for the Registrant's fiscal year ending
December 31, 1999.
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):

[_]    immediately upon filing pursuant to paragraph (b) of Rule 485

[x]    on May 1, 2000 pursuant to paragraph (b) of Rule 485

[_]    60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]    on (date) pursuant to paragraph (a)(1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of securities being registered: Variable Life Insurance Policies

WEALTHQUEST(TM)  SHIELD VARIABLE LIFE
Issued by American National Insurance Company
Home Office: One Moody Plaza, Galveston, Texas 77550
1-800-306-2959
Prospectus Dated May 1, 2000

This prospectus describes a variable life insurance policy offered by American National Insurance Company. The policy provides life insurance protection with cash value that can be obtained by surrendering the policy or requesting a policy loan. The death benefits available under your policy can increase if the value of the policy increases.

Generally, the policy will be a Modified Endowment Contract for federal income tax purposes. Therefore, all policy loans, assignments and surrenders are treated first as distributions of taxable income and then as a return of your basis or investment in the policy. In addition, prior to your reaching age
59 1/2, these distributions generally would be subject to a 10% penalty tax.

The minimum initial premium is $10,000. Additional premiums may be paid, subject to certain limitations. The value of your policy will vary with the investment performance of investment options you choose. You can choose to have your net premium payments (premium payments less applicable charges) allocated to subaccounts of the American National Variable Life Separate Account and to our general account. Each subaccount invests in a corresponding portfolio of American National Investment Accounts, Inc., Variable Insurance Products Fund II, Variable Insurance Products Fund III, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, MFS Variable Insurance Trust, Van Eck Worldwide Insurance Trust, Federated Insurance Series and Lazard Retirement Series, Inc. The portfolios currently available for purchase by the subaccounts are:

AMERICAN NATIONAL FUND                            MFS FUND
 .  Money Market Portfolio                         .  Capital Opportunities Series Portfolio
 .  Growth Portfolio                               .  Emerging Growth Series Portfolio
 .  Balanced Portfolio                             .  Research Series Portfolio
 .  Equity Income Portfolio                        .  Growth With Income Series Portfolio
 .  High Yield Bond Portfolio
 .  International Stock Portfolio                  VAN ECK FUND
 .  Government Bond Portfolio                      .  Worldwide Hard Assets Portfolio
 .  Small-Cap/Mid-Cap Portfolio                    .  Worldwide Emerging Markets Portfolio

T. ROWE PRICE FUNDS                               FEDERATED FUND
 .  Equity Income Portfolio                        .  Utility Fund II Portfolio
 .  Mid-Cap Growth Portfolio                       .  Growth Strategies Fund II Portfolio
 .  International Stock Portfolio                  .  Fund for U.S. Government Securities II Portfolio
 .  Limited-Term Bond Portfolio                    .  High Income Bond Fund II Portfolio
                                                  .  Equity Income Fund II Portfolio
FIDELITY FUNDS
 .  Contrafund Portfolio                           LAZARD FUND
 .  Asset Manager: Growth Portfolio                .  Retirement Emerging Markets Portfolio
 .  Asset Manager Portfolio                        .  Retirement Small Cap Portfolio
 .  Growth Opportunities Portfolio
 .  Index 500 Portfolio

The Securities and Exchange Commission has not approved or disapproved the policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The policy involves investment risks, including possible loss of principal. For a full description of the American National Fund, T. Rowe Price Funds, Fidelity Funds, MFS Fund, Van Eck Fund, Federated Fund and Lazard Fund, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses.

         Please read this prospectus and keep it for future reference.
Form 7684                                                              Rev. 5-00

TABLE OF CONTENTS
SECTION                                                    PAGE
Definitions.................................................. 4
Summary...................................................... 6
  The Policy................................................. 6
  Allocation of Premiums..................................... 6
  Policy Benefits and Rights................................. 6
  Liquidity Considerations................................... 7
  Charges.................................................... 7
  Taxes......................................................11
Policy Benefits..............................................12
  Purposes of the Policy.....................................12
  Death Benefit Proceeds.....................................12
  Death Benefit..............................................12
  Duration of the Policy.....................................14
  Accumulation Value.........................................14
  Payment of Policy Benefits.................................14
Policy Rights................................................17
  Loan Benefits..............................................17
  Surrenders.................................................18
  Transfers..................................................19
  Dollar Cost Averaging......................................20
  Asset Allocation...........................................20
Payment and Allocation of Premiums...........................22
  Issuance of a Policy.......................................22
  Premiums...................................................22
  Premium Flexibility........................................22
  Allocation of Premiums and Accumulation Value..............22
  Grace Period and Reinstatement.............................23
Charges and Deductions.......................................24
  Premium Charges............................................24

  Charges from Accumulation Value............................24
  Exceptions to Charges......................................26
American National Insurance Company, the Separate Account,
  the Funds and the Fixed Account............................27
  American National Insurance Company........................27
  The Separate Account.......................................27
  The Funds..................................................29
  Fixed Account..............................................33
Federal Tax Matters..........................................35
  Introduction...............................................35
  Tax Status of the Policy...................................35
  Tax Treatment of Policy Proceeds...........................36
  American National's Income Taxes...........................38
Other Information............................................40
  Sale of the Policy.........................................40
  The Contract...............................................40
  Dividends..................................................41
  Legal Matters..............................................42
  Legal Proceedings..........................................42
  Registration Statement.....................................42
  Experts....................................................42
Senior Executive Officers and Directors of
  American National Insurance Company........................43
Financial Statements.........................................50
Appendix.....................................................89
  Illustrations of Death Benefits, Accumulation Values and
  Surrender Values...........................................89

DEFINITIONS

ACCUMULATION VALUE. The total amount that a Policy provides for investment at any time.

AGE AT ISSUE. The age at the Insured's last birthday before the Date of Issue.

AMERICAN NATIONAL FUND. American National Investment Accounts, Inc.

ATTAINED AGE. Age at Issue plus the number of complete Policy Years.

BENEFICIARY. The Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

DAILY ASSET CHARGE. A charge equal to an annual rate of 1.25% of the average daily Accumulation Value of each subaccount.

DATE OF ISSUE. The Date of Issue in the Policy.

DEATH BENEFIT. The amount of insurance coverage provided under the selected Death Benefit option.

DEATH BENEFIT PROCEEDS. The proceeds payable upon death of the Insured.

DECLARED RATE. The rate at which interest is credited in the Fixed Account.

EFFECTIVE DATE. The later of the Date of Issue or the date on which: (1) the first premium, as shown on the Policy Data Page, has been paid; and (2) thePolicy has been delivered during the Insured's lifetime and good health. (3) Any increase in Specified Amount or reinstatement of coverage will take effect on the Monthly Deduction Date which coincides with or next follows the date we approve an application for such increase or for reinstatement of the Policy.

ELIGIBLE PORTFOLIO. A Portfolio of the portfolio companies in which a subaccount can be invested.

FEDERATED FUND. Federated Insurance Series

FIDELITY FUNDS. Variable Insurance Products Fund II and Variable Insurance Products Fund III

FIXED ACCOUNT. A part of our General Account which accumulates interest at a fixed rate.

GENERAL ACCOUNT. Includes all of our assets except assets segregated into separate accounts.

INSURED. The person upon whose life the Policy is issued.

LAZARD FUND. Lazard Retirement Series, Inc.

MFS FUND. MFS Variable Insurance Trust

MONTHLY DEDUCTION. The sum of (1) cost of insurance charge and (2) expense charge shown on the Policy Data Page.

MONTHLY DEDUCTION DATE. The same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

NET AMOUNT AT RISK. Your Death Benefit minus your Accumulation Value.

NET PREMIUM. Premium less any premium charge.

POLICY. The variable life insurance policy described in this prospectus.

POLICY DATA PAGE. The pages of the Policy so titled.

POLICY DEBT. The sum of all unpaid Policy loans and accrued interest thereon.

POLICYOWNER ("YOU"). The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY YEAR. The period from one Policy anniversary date until the next Policy anniversary date.

PORTFOLIO COMPANIES. American National Fund, Fidelity Funds, T. Rowe Price Funds, MFS Fund, Federated Fund, Van Eck Fund and Lazard Fund

SATISFACTORY PROOF OF DEATH. Submission of the following: (1) a certified copy of the death certificate; (2) a claimant statement; (3) the Policy; and (4) any other information that we may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT. The minimum Death Benefit under the Policy. The Specified Amount is an amount you select in accordance with Policy requirements.

SURRENDER PREMIUM. Surrender Premium is calculated separately for the initial Specified Amount and each increase in Specified Amount. Surrender Premium will equal the initial premium required to issue the Policy and the initial premium, if any, required to effect increases in Specified Amount. The Surrender Premium is shown on the Policy Data Page, or as changed by subsequent endorsements for increases in Specified Amount.

SURRENDER VALUE. The Accumulation Value less Policy Debt and surrender charges.

T. ROWE PRICE FUNDS. T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series and T. Rowe Price Equity Series, Inc.

VALUATION DATE. The close of business on each day the New York Stock Exchange ("NYSE") is open for regular trading. A redemption, transfer or purchase can be made only on days that American National is open. American National will be open on each day the NYSE is open except for the day after Thanksgiving and the Friday before Christmas Eve.

VALUATION PERIOD. The period between Valuation Dates.

VAN ECK FUND. Van Eck Worldwide Insurance Trust

SUMMARY

The Policy is not available in some states. You should rely only on the information contained in this prospectus or to which you have been referred. We have not authorized anyone to provide you with information that is different.

You should read the following summary in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy assumes that the Policy is in effect and there is no Policy Debt.

The Policy

The Policy is a flexible premium variable life insurance policy.

The Death Benefit under the Policy may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See Death Benefits, page 12 and Accumulation Value, page 14). You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Policy is not guaranteed. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

Allocation of Premiums

You can allocate premiums to one or more of the subaccounts and to the Fixed Account. (See The Separate Account, page 27 and Fixed Account, page 33). The assets of the various subaccounts are invested in Eligible Portfolios. The prospectuses or prospectus profiles for the Eligible Portfolios accompany this prospectus.

Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the subaccount for the American National Money Market Portfolio. Premium payments received within 15 days after the Date of Issue are also allocated to the American National Money Market Portfolio. Thereafter, premium payments and Accumulation Value are allocated in accordance with your instructions. The minimum amount that you can allocate to any one subaccount or to the Fixed Account is the greater of:

 .  1% of Net Premium (for premium allocations) or Accumulation Value, or

 .  $500.

Policy Benefits and Rights

Death Benefit. The Death Benefit is at least equal to the Specified Amount. (See Death Benefit Options, page 12.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See Payment of Policy Benefits, page 14.)

Adjustments to Death Benefit. You can adjust the Death Benefit by increasing the Specified Amount. Changes in the Specified Amount are subject to certain limitations. (See Increase in Specified Amount, page 13).

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen subaccounts, the rate of interest paid on the Fixed Account, premiums paid, and charges deducted from the Policy. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. We may charge a surrender charge. (See Surrenders, page 18). Surrenders may have tax consequences. (See Federal Income Tax Considerations, page 32).

Policy Loans. After the first Policy Year, you can borrow money from us using the Policy as security for the loan. (See Loan Benefits, page 17). Policy Loans may have tax consequences. (See Federal Income Tax Considerations, page 35).

Free Look Period. You have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. (See Refund Privilege, page 19.)

Policy Lapse. The Policy will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires 61 days later.

Liquidity Considerations

No partial surrenders are permitted under the Policy. Therefore, this Policy has a limited amount of liquidity. After the first Policy Year, you can, subject to certain limitations, access a portion of your Accumulation Value through Policy loans. Loan may have an impact on other Policy benefits. (See Policy Loans, page 17.)

Charges

Premium Charges. After the first Policy Year, any premiums will be reduced by a 4% premium charge before being allocated in the subaccounts or the Fixed Account.

Charges from Accumulation Value. The Accumulation Value of the Policy will be reduced by certain Monthly Deductions and Expense Charges as follows:

 .  On each Monthly Deduction Date by:

   . Cost of Insurance Charge. The maximum cost of insurance charge is Net Amount at Risk times the guaranteed cost of insurance rate. The guaranteed cost of insurance is shown on your Policy Data Page.

   . Expense Charge. The expense charge is 0.40% of Accumulation Value attributable to premium paid in the first Policy Year.

   . On each Valuation Date, by a Daily Asset Charge not to exceed 1.25% annually of the average daily Accumulation Value in each subaccount. (See Charges and Deductions, page 24.)

Eligible Portfolio Expenses. The values of the units in each subaccount will reflect the net asset value of shares in the corresponding Eligible Portfolios. The net asset value of those shares is reduced by the Eligible Portfolios' expenses.

                      ELIGIBLE PORTFOLIO ANNUAL EXPENSES

                    (as a percentage of average net assets)

Portfolio                                      Management    Other Exp.    Total Exp.     Management    Other Exp.    Total Exp.
                                               Fees With       With           With       Fees Without      Without       Without
                                               Reduction     Reduction      Reduction      Reduction      Reduction     Reduction
------------------------------------------------------------------------------------------------------------------------------------
American National Money Market Portfolio/1/      0.09%         0.78%           0.87%         0.50%         0.78%         1.28%
American National Growth Portfolio/1/            0.43%         0.44%           0.87%         0.50%         0.44%         0.94%
American National Balanced Portfolio/1/          0.26%         0.64%           0.90%         0.50%         0.64%         1.14%
American National Equity Income Portfolio/1/     0.49%         0.44%           0.93%         0.50%         0.49%         0.94%
American National High Yield Bond Portfolio      0.55%         0.30%           0.85%         0.55%         0.30%         0.85%
American National International Stock Portfolio  0.75%         0.35%           1.10%         0.75%         0.35%         1.10%
American National Small-Cap/Mid-Cap Portfolio    1.25%         0.25%           1.50%         1.25%         0.25%         1.50%
American National Governmental Bond Portfolio    0.50%         0.30%           0.80%         0.50%         0.30%         0.80%
Fidelity Asset Manager Portfolio/2/              0.53%         0.09%           0.62%         0.53%         0.10%         0.63%
Fidelity Index 500 Portfolio/2/                  0.24%         0.04%           0.28%         0.24%         0.10%         0.34%
Fidelity Contrafund Portfolio/2/                 0.58%         0.07%           0.65%         0.58%         0.09%         0.67%
Fidelity Asset Manager Growth Portfolio/2/       0.58%         0.12%           0.70%         0.58%         0.13%         0.71%
Fidelity Growth Opportunities Portfolio/2/       0.58%         0.10%           0.68%         0.58%         0.11%         0.69%
T. Rowe Price Equity Income Portfolio/3/         0.85%         0.00%           0.85%         0.85%         0.00%         0.85%
T. Rowe Price Mid-Cap Growth Portfolio/3/        0.85%         0.00%           0.85%         0.85%         0.00%         0.85%
T. Rowe Price International Stock Portfolio/3/   1.05%         0.00%           1.05%         1.05%         0.00%         1.05%
T. Rowe Price Limited-Term Bond Portfolio/3/     0.70%         0.00%           0.70%         0.70%         0.00%         0.70%
MFS Capital Opportunites Fund Portfolio          0.75%         0.16%           0.91%         0.75%         0.27%         1.02%
MFS Emerging Growth Series Portfolio             0.75%         0.09%           0.84%         0.75%         0.09%         0.84%
MFS Research Series Portfolio                    0.75%         0.11%           0.86%         0.75%         0.11%         0.86%
MFS Growth with Income Series Portfolio          0.75%         0.13%           0.88%         0.75%         0.13%         0.88%
Van Eck Worldwide Hard Assets Portfolio          1.00%         0.50%           1.50%         1.00%         0.50%         1.50%
Van Eck Worldwide Emerging Markets Portfolio     1.00%         0.50%           1.50%         1.00%         0.50%         1.50%
Federated Utility Fund II Portfolio              0.75%         0.19%           0.94%         0.75%         0.44%         1.19%
Federated Growth Strategies Fund II Portfolio    0.55%         0.30%           0.85%         0.75%         0.55%         1.30%
Federated Fund for U.S. Government Sec.
  II Portfolio                                   0.60%         0.18%           0.78%         0.60%         0.43%         1.03%
Federated High Income Bond Fund II Portfolio     0.60%         0.19%           0.79%         0.60%         0.44%         1.04%
Federated Equity Income Fund II Portfolio        0.55%         0.39%           0.94%         0.75%         0.89%         1.64%
Lazard Retirement Emerging
  MarketsPortfolio/4, 5/                         1.00%         0.64%           1.64%         1.00%         8.59%         9.59%
Lazard Retirement Small Cap Portfolio/4, 5/      0.75%         0.57%           1.32%         0.75%         6.56%         7.31%

/1/ Under its Administrative Service Agreement with the American National Fund, Securities Management and Research, Inc. ("SM&R"), the American National Fund's investment advisor and manager, has agreed to pay (or to reimburse each Portfolio for ) each Portfolio's expenses (including the advisory fee and administrative services fee paid to SM&R, but exclusive of interest, commissions, and other expenses incidental to Portfolio transactions) in excess of 1.50% per year of such Portfolio's average daily net assets. In addition, SM&R has entered into a separate undertaking with the American National Fund effective May 1, 1994 until April 30, 2001, pursuant to which SM&R has agreed to reimburse the AN Money Market Portfolio and the AN Growth Portfolio for expenses in excess of 0.87%; the AN Balanced Portfolio for expenses in excess of 1.18%; and the AN Equity Income Portfolio for expenses in excess or 0.65%, of each of such portfolio's average daily net assets during such period. SM&R is under no obligation to renew this undertaking for any Portfolio at the end of such period

/2/ A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses.

/3/ T. Rowe Price Equity Income and Mid-Cap Growth Portfolios pay T. Rowe Price an annual all-inclusive fee of 0.85% based on such Portfolios' average daily net assets. T. Rowe Price International Stock Portfolio pays Rowe Price-Fleming International, Inc. an annual all-inclusive fee of 1.05% based on such Portfolio's average daily net assets. These fees pay for investment management services and other operating costs of the Portfolios.

/4/ Shares of the Lazard Retirement Portfolio are subject to a Distribution and Servicing Planwhich is a so-called "12b-1 plan" adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Servicing Plan, each Portfolio pays Lazard Freres & Co. LLC ("Lazard Freres"), the distributor for the Portfolio's shares, for advertising, marketing, and distributing the Portfolio's shares and for the provision of certain services to Policyowners with amount invested in the Portfolios at an annual rate of 0.25% of the Portfolio's averaged daily assets. Lazard Freres may, in turn, make payments to insurance companies such as American National (or affiliates of such insurance companies) that use the Portfolios to fund their variable annuity and variable life insurance policies, for providing services to Policyowners or to certain financial institutions, securities dealers, and other industry professional for providing services to participants in qualified pension and retirement plans that invest in the Portfolios. The fees payable by each Portfolio to Lazard Freres under the Distribution and Servicing Plan for its services and for payments to insurance companies and other parties are payable without regard to actual expenses incurred. For a more complete description of the Distribution and Servicing Plan, see the Prospectus for the Lazard Retirement Series.

/5/ Other expenses are based on estimated amounts for the current fiscal year.

See the prospectuses for the Portfolio Companies for more detailed information about the Eligible Portfolios' fees and expenses.

Surrender Charges. If you surrender your Policy, a surrender charge will be assessed. The surrender charge for a surrender is assessed based on the amount of premiums paid and the amount of surrender premium shown on the Policy Data Page, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. (See Surrender Charge, page 25.) There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender premium is multiplied by the following percentages:

        Number of
       Years Since
        Surrender
         Premium             Issue/Increase    Issue/Increase    Issue/Increase
         Was Paid              Age 0 - 65       Age 66 - 75       Age 76 - 90
--------------------------------------------------------------------------------
            1                    9.00%             8.00%             6.00%
            2                    8.50%             7.50%             5.50%
            3                    8.00%             7.00%             5.00%
            4                    7.00%             6.00%             4.00%
            5                    6.00%             5.00%             3.00%
            6                    5.00%             4.00%             2.00%
            7                    4.00%             3.00%             1.75%
            8                    3.00%             2.00%             1.50%
            9                    2.00%             1.75%             1.25%
        10 or more               0.00%             0.00%             0.00%

Transfer Charge. The first 12 transfers of Accumulation Value in a Policy Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See Transfer Charge, page 25.)

Annual Fee. A $35 fee will be charged on the first Monthly Deduction Date of each Policy Year.

TAXES

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Policy.

In most cases, the Policy will be a Modified Endowment Contract. If so, all pre-death distributions, including Policy loans, will be treated first as distributions of taxable income and then as a return of basis or investment in the policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax.

See "Federal Tax Matters," page 35, for a discussion of when distributions, such as surrenders and loans, could be subject to federal income tax.

POLICY BENEFITS

Purposes of the Policy

The Policy is designed to provide you:
 .  life insurance protection, and

 . Death Benefits which may and Accumulation Value which will vary with performance of your chosen investment options.

DEATH BENEFIT PROCEEDS

We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

 .  the Death Benefit; minus

 .  Policy Debt; minus

 .  unpaid Monthly Deduction.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

 .  the Beneficiary or Beneficiaries, or

 . if no Beneficiary survives the Insured, the Insured's estate will receive the proceeds.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Policy. (See Payment of Policy Benefits, page 14.)

DEATH BENEFIT

Until age 100, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of death. The Death Benefit at age 100 and thereafter equals the Accumulation Value. The applicable percentage declines as the age of the Insured increases as shown in the following Corridor Percentage Table:

                           CORRIDOR PERCENTAGE TABLE

      ATTAINED         CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR
        AGE           PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE
--------------------------------------------------------------------------------
   40 or younger          250         54          157         68          117
         41               243         55          150         69          116
         42               236         56          146         70          115
         43               229         57          142         71          113
         44               222         58          138         72          111
         45               215         59          134         73          109
         46               209         60          130         74          107
         47               203         61          128      75 to 90       105
         48               197         62          126         91          104
         49               191         63          124         92          103
         50               185         64          122         93          102
         51               178         65          120         94          101
         52               171         66          119
         53               164         67          118

EXAMPLE. Assume that the Insured's Attained Age is between 0 and 40. A Policy with a $50,000 Specified Amount will generally pay $50,000 in Death Benefits. However, the Death Benefit will be the greater of $50,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $20,000, the Death Benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,000 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $20,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Policy with an Accumulation Value of $30,000 will provide a Death Benefit of $75,000 ($30,000 x 250%); an Accumulation Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); and, an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

Similarly, so long as Accumulation Value exceeds $20,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $25,000 to $20,000 because of charges or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000.

Increase in Specified Amount. Subject to certain limitations, you may increase the Specified Amount of your Policy. A change in Specified Amount may affect the cost of insurance charge and have Federal Tax consequences. (See Cost of Insurance, page 24 and Federal Income Tax Considerations, page 35.)

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. An additional premium is required. The minimum additional premium is $5,000. You cannot increase the Specified Amount if the Insured's Attained Age is over 90. We may refuse an increase or limit the size or number of increases in a Policy Year. (See Charges and Deductions, page 24.)

You have a "free look period" for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See Refund Privilege, page 18.)

DURATION OF THE POLICY

The Policy will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. Where, however, the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Policy will lapse and terminate without value. (See Grace Period and Reinstatement, page 23.)

ACCUMULATION VALUE

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

[ ] the aggregate of the value in each subaccount, determined by multiplying a subaccount's unit value by the number of units in the subaccount; plus

   .  the value in the Fixed Account; plus

   .  Net Premiums received on the Valuation Date, less

   .  Accumulation Value securing Policy Debt; less

   .  any Monthly Deduction processed on that Valuation Date; less

   .  any federal or state income taxes.

The number of subaccount units allocated to the Policy is determined after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions on the Valuation Date.

Determination of Unit Value. The unit value of each subaccount is equal to:

 . the per share net asset value of the corresponding Eligible Portfolio on the Valuation Date, multiplied by

 . the number of shares held by the subaccount, after the purchase or redemption of any shares on that date, minus

 .  the Daily Asset Charge, and divided by

 . the total number of units held in the subaccount on the Valuation Date, after any transfers among subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other Policy transactions.

PAYMENT OF POLICY BENEFITS

Death Benefit Proceeds will usually be paid within seven days after we receive Satisfactory Proof of Death. Policy loans and surrenders will ordinarily be paid within seven days after receipt of your written request. We may defer payment of any surrender, refund or Policy loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances.

(See Postponement of Payments, page 41.) You can decide how benefits will be paid. During the Insured's lifetime, you may arrange for the Death Benefit Proceeds or surrenders to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary do not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Policy is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Policy, any proceeds to be paid under the Policy may be paid in any of the following four methods:

Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, as our option.

Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period may be 10 or 20 years.

Option 3. Equal Installments of a Fixed Amount Payable Annually, semi-annually, quarterly, or monthly. The sum of the installments paid in one year must be at least $40.00 for each $1,000.00 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100.00 from the amount held.

Any amount left with us for payment under a settlement option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other options available in the future.

When proceeds become payable in accordance with a settlement option, the Policy will be exchanged for a supplementary contract specifying all rights and benefits. The effective date will be the date of the Insured's death or other termination of the Policy.

Amounts under the supplemental contact remaining payable after the Beneficiary's death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary contract or as otherwise provided under applicable law.

General Provisions for Settlement Options. If the amount held falls below $2,000.00, we will pay the entire amount to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20.00 each, we will:

 .  change the installments to a quarterly, semi-annual or annual basis; and/or

 .  reduce the number of installments.

If you elect an option, you may restrict the Beneficiary's right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary's creditors.

At our option, a Beneficiary may be permitted to receive the discounted present value of installments, except under option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee's estate except Option 2 lifetime. Under Option 3 or 4, we will pay any balance to the payee's estate. The effective interest rate used to compute discounted present value is equal to the rate used in computing the settlement option plus 1%. With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

 .  joint or successive payees, or

 .  other than a natural person.

POLICY RIGHTS

LOAN BENEFITS

Loan Privileges. After the first Policy Year, you can borrow money from us using your Policy as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation, you can borrow up to 90% of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received. In addition, an amount equal to 10% of premiums paid is available each year for preferred Policy loans. This amount does not cumulate. In other words, if you pay $50,000 in initial premium and do not take out a Policy loan until year 4, only $5,000 is available under this option for preferred loans. You can, however, take out $5,000 in year 4 and then another $5,000 in year 5.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. The amount available for a preferred loan is equal to the lesser of:

 .  the above-mentioned loan limits, or

 .  the Accumulation Value less Policy Debt and less premiums paid.

The loan may be repaid in whole or in part during the Insured's lifetime. Loans generally are funded within seven days after receipt of a written request. (See Postponement of Payments, page 41.) Loans may have tax consequences. (See Federal Income Tax Considerations, page 35.)

Interest. Loans will accrue interest on a daily basis at a rate of 5.0% per year. Interest is due and payable on each Policy anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and bear interest at the same rate.

Amounts held to secure Policy loans will earn interest at the annual rate of 3.0%, or 5.0% on preferred loans, credited on the Policy anniversary. We will allocate interest to the subaccounts and the Fixed Account on each Policy anniversary in the same proportion that premiums are being allocated to those subaccounts and the Fixed Account at that time.

Effect of Policy Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Policy Debt. The Accumulation Value transferred will be deducted from the subaccounts and the Fixed Account in accordance with your instructions. The minimum amount which can remain in a subaccount or the Fixed Account as a result of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the subaccounts and the Fixed Account pro-rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the subaccounts and the Fixed Account pro-rata. We will also transfer Accumulation Value from the subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A Policy loan may have tax consequences. (See Federal Income Tax Considerations, page 35.)

A Policy loan may permanently affect the Accumulation Value, even if repaid. The effect could be favorable or unfavorable depending on whether the investment performance of the subacccount(s)/Fixed Account chosen by you is greater or less than the interest rate credited to the Accumulation Value held in the General Account to secure the loan. In comparison to a Policy under which no loan was made, the Accumulation Value will be lower if the General Account interest rate is less than the investment performance of the subaccount(s)/Fixed Account, and greater if the General Account interest rate is higher than the investment performance of the subaccount(s)/Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a Policy loan may also affect the amount of the Death Benefit, even if repaid.

Policy Debt. Policy Debt reduces Death Benefit Proceeds and Surrender Value. If the Policy Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Policy will lapse. We will notify you of the amount which must be paid. (See Grace Period and Reinstatement, page 23.)

Repayment of Policy Debt. If we receive payments while a Policy loan is outstanding, unless you designate otherwise in writing, those payments are treated in the following order:

 .  repayment of loan interest;

 .  repayment of loans;

 .  additional premium.

Payments received as repayment of loans are first applied to non-preferred loans. As Policy Debt is repaid, we will transfer Accumulation Value equal to the loan amount repaid from the General Account to the subaccounts and the Fixed Account. We will allocate the transfers among the subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of repayment. We will make the allocation at the end of the Valuation Period during which the repayment is received. If you do not repay the Policy Debt, we will deduct the amount of the Policy Debt from any amount payable under the Policy.

SURRENDERS

During the life of the Insured, you can surrender the Policy by sending us a written request. The amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 41.) Any proceeds payable upon surrender shall be paid in one sum unless an optional method of payment is elected. (See Payment of Policy Benefits, page 14.) Surrenders may have tax consequences. (See Federal Income Tax Considerations, page 35.)

You must return the Policy form to us with your request for a surrender. Coverage under the Policy will terminate as of the date of surrender. We may deduct a surrender charge. (See Surrender Charge, page 25.)

If you make a surrender request without providing us a written election not to have federal and state income taxes withheld, we are required by law to withhold those taxes from the surrender and to remit those withholdings to the federal and/or state government.

TRANSFERS

You can transfer Accumulation Value among the subaccounts or from the subaccounts to the Fixed Account as often as you like. You can make transfers in person, by mail, or, if a telephone transfer authorization form is on file, by telephone. The minimum transfer from a subaccount is $250, or the balance of the subaccount, if less. The minimum that may remain in a subaccount after a transfer is $100. We will make transfers and determine all values in connection with transfers on the later of the end of the Valuation Period which includes the requested transfer date or during which the transfer request is received. Accumulation Value on the date of a transfer will not be affected except to the extent of the transfer charge, if applicable. The first 12 transfers in a Policy Year will be free. We will charge $10 for each additional transfer. Such charge will be deducted from the amount transferred. (See Transfer Charge, page 25.) Transfers resulting from Policy loans, the dollar cost averaging program or the asset allocation program will not be subject to a transfer charge or be counted for purposes of determining the number of free transfers.

The minimum amount you can transfer from the Fixed Account to the subaccounts in a Policy month is the greater of:

 .  ten percent of the amount in the Fixed Account, or

 .  $1,000.

We will employ reasonable procedures to confirm that the transfer instructions communicated by telephone are genuine. These procedures may include some form of personal identification before acting, providing you written confirmation of the transaction, and making a tape recording of the telephoned instructions.

Under state law, you have a free look period in which to examine a Policy and return it for a refund. The length of the free look period varies among different states, but generally runs for 10 days after your receipt of the Policy. If the Policy is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the 15-day period such premiums have been allocated to the American National Money Market Portfolio. (See Allocation of Premiums, page 6.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Policy, you should mail or deliver the Policy to our Home Office or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See Postponement of Payments, page 41.)

DOLLAR COST AVERAGING

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one subaccount or Fixed Account, to any subaccount(s) or Fixed Account. The automatic transfers can occur monthly, quarterly, semi-annually or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, notifying us by phone. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

ASSET ALLOCATION

Because the subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your allocation on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the asset allocation program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

If you want to purchase a Policy, you must complete an application and submit it to our Home Office. We will only issue a Policy to individuals 90 years of age or less on their last birthday who supply satisfactory evidence of insurability. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Policy anniversary dates, Policy Years and Policy months.

PREMIUMS

You must pay the initial premium of at least $10,000 for the Policy to be in force. The initial premium and all other premiums are payable at our Home Office. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

PREMIUM FLEXIBILITY

You may make subsequent premium payments of at least $5,000 at any time, subject to the premium limitations described herein.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by federal tax laws. If a premium is paid which would cause total premiums to exceed such maximum premium limitations, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the laws prescribing maximum premium limitations. We may refuse to accept a premium or require additional evidence of insurability if the premium would increase Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon

 .  the Accumulation Value of the Policy at the time of the increase, and

 .  the amount of the increase you request.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

Allocation of Premiums. After deduction of premium charges, premiums are allocated according to your instructions. (See Charges and Deductions, page 24.) You can change the allocation without charge by providing proper notification to our Home Office. Your notice must include the policy number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper notification is received.

Accumulation Value. The value of subaccounts will vary with the investment performance of these subaccounts and the you bear the risk that those investments might actually lose money. The performance of these investments affects the Policy's Accumulation Value, and may affect the Death Benefit as well.

GRACE PERIOD AND REINSTATEMENT

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Policy will terminate. Policy termination may have adverse tax consequences. If the Insured dies during the grace period, any overdue Monthly Deductions and Policy Debt will be deducted from the Death Benefit Proceeds.

Reinstatement. A Policy may be reinstated any time within five years after termination. A Policy cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

 .  evidence of insurability satisfactory to us;

 .  reinstatement or repayment of Policy Debt;

 .  payment of Monthly Deductions not collected during the grace period;

 . payment of the premium sufficient to pay the Monthly Deduction for three months after the date of reinstatement; and

 .  payment of the premium charge.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Policy Debt was reinstated, the amount of the debt will be held in our General Account. Accumulation Value will then be calculated as described under Accumulation Value on page 14. The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date of we approve the application for reinstatement.

CHARGES AND DEDUCTIONS

PREMIUM CHARGES

After the first Policy year, any premiums will be reduced by a 4% charge before being allocated to the subaccounts or the Fixed Account. This charge compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

CHARGES FROM ACCUMULATION VALUE

We will deduct the following charges from the Accumulation Value:

Monthly Deduction. The Monthly Deduction is the sum of the cost of insurance charge and the expense charge. The Monthly Deduction compensates us for providing the insurance benefits and administering the Policy. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the subaccounts and the Fixed Account pro-rata. The cost of insurance and the administrative charge are described in more detail below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

The expense charge is guaranteed not to exceed an annual rate 0.40% of the Accumulation Value attributable to Premium paid in the first Policy Year. The Accumulation Value attributable to Premium paid in the first Policy Year is calculated as the first year premium percentage times the Accumulation Value on the Monthly Deduction Date. The first year premium percentage is recalculated every time Premium is paid. During the first Policy Year and prior to receiving any Premium after the first Policy Year, the first year premium percentage equals:

   PP x [1 - (AP/AV)]

where PP is the first year premium percentage immediate prior to the addition of the new premium, AP is the additional premium and AV is the Accumulation Value including the new premium.

For example, assume you paid $10,000 of Premium in initial premium and $5,000 on the first Policy anniversary when the Accumulation Value was $10,500. The first year premium percentage with the new premium would be 67.74% (100% x (5,000/15,500)).

Currently, there is no expense charge after the tenth policy year. The expense charge compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

Currently, the cost of insurance charge for a Policy is a percentage of the Accumulation Value on the Monthly Deduction Date. The charge is based on the duration of the insurance and is determined separately for the Specified Amount at issue and for any increase in Specified Amount. To determine the cost of insurance, Accumulation Value will be allocated proportionately based on the original Specified

Amount and any increases. We may change the cost of insurance charges; however, the cost of insurance charge is guaranteed not to exceed the guaranteed cost of insurance rates set forth in the current Policy Data Page. The guaranteed cost of insurance rate depends on the Insured's sex (except in Montana) and age on the first day of a Policy Year.

The cost of insurance is deducted until Attained Age 100. The cost of insurance charge compensates us for providing insurance protection under the Policy.

Surrender Charge. If a Policy is surrendered, we may assess a surrender charge based upon the amount of Premium withdrawn and the amount of the surrender premium shown on the Policy Data Page. Surrender premiums are calculated separately for the original Specified Amount and for each increase in Specified Amount. The surrender charge will never exceed $56.65 per $1000 of Specified Amount. There are no surrender charges on Premiums in excess of the total Surrender Premium. The surrender charge compensates us for the costs of distributing the Policy.

The surrender charge is more substantial in early Policy Years. Accordingly, the Policy is more suitable for long-term purposes.

Annual Fee. An annual fee will be assessed each Policy Year. Currently, if the Accumulation Value exceeds $50,000, the annual fee is waived. The annual fee compensates us for the cost and risk associated with issuing, maintaining and distributing the Policy.

Transfer Charge. We will make the first 12 transfers of Accumulation Value in any Policy Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the subaccounts or from the subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Daily Charges Against the Separate Account. On each Valuation Date, we will deduct a Daily Asset Charge from the Separate Account. This charge is to compensate us for mortality and expense risks. The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Policy will exceed our estimates. Such charge shall not exceed 1.25% annually of the average daily Accumulation Value of each subaccount, but not the Fixed Account. We will deduct the daily charge from the Accumulation Value of the Separate Account on each Valuation Date. The deduction will equal the 1.25% annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Fees and Expenses Incurred by Eligible Portfolios. In addition, the managers of the Eligible Portfolios will charge certain fees and expenses against the Eligible Portfolios. (See Eligible Portfolio Annual Expenses, page 9. Also, see the funds' prospectuses.) No portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal tax, or any significant state or local tax treatment of our Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Policy.

EXCEPTIONS TO CHARGES

We may reduce the surrender charge, premium charge, expense charge, cost of insurance and daily asset charge for, or credit additional amounts on, sales of the Policy to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company or Securities Management and Research, Inc. may be permitted to purchase the Policy with substantial reductions of surrender charge, monthly policy charge, cost of insurance or daily asset charge.

The Policy may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of our Company and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Policy, and spouses and immediate family member of the foregoing. If sold under these circumstances, a Policy may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,
THE SEPARATE ACCOUNT, THE FUNDS AND
THE FIXED ACCOUNT

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam and American Samoa. Our home office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6%.

We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities and reserves and those of the Separate Account and certifies their adequacy. A full examination of our operations is also conducted periodically by the National Association of Insurance Commissioners.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life policies we issue. We are the legal holder of the Separate Account's assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Eligible Portfolios by each of the subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account's assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account's assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of the management or investment policies or practices of the Separate Account.

The Separate Account will purchase and redeem shares of the Eligible Portfolios at net asset value. The net asset value of a share is equal to the total assets of the portfolio less the total liabilities of the portfolio divided by the number of shares outstanding.

We will redeem shares in the Eligible Portfolios as needed to:

 .  collect charges,

 .  pay the Surrender Value,

 .  secure Policy loans,

 .  provide benefits, or

 .  transfer assets from one subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from an Eligible Portfolio will be reinvested immediately at net asset value in shares of that Eligible Portfolio and retained as assets of the corresponding subaccount.

The Separate Account may include other subaccounts that are not available under the Policy. We may from time to time discontinue the availability of some of the subaccounts. If the availability of a subaccount is discontinued, we may redeem any shares in the corresponding Eligible Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional subaccounts. Each new subaccount would correspond to a portfolio of a registered, open-end management company. We would establish the terms upon which existing Policyowners could purchase shares in such portfolios.

If any of these substitutions or changes are made, we may change the Policy by sending an endorsement. We may:

 .  operate the Separate Account as a management company,

 .  de-register the Separate Account if registration is no longer required,

 .  combine the Separate Account with other separate accounts,

 . restrict or eliminate any voting rights associated with the Separate Account, or

 . transfer the assets of the Separate Account relating to the Policies to another separate account.

We would, of course, not make any changes to the menu of Eligible Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Policyholders, the SEC and state insurance regulatory authorities.

Since we are the legal holder of the Eligible Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholders' meeting. To the extent required by law, we will vote all shares of the Eligible

Portfolios held in the Separate Account at shareholders' meetings in accordance with instructions we receive from you and other Policyowners. The number of votes for which each Policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the applicable Portfolio Company. We will furnish Policyowners with the proper forms, materials and reports to enable them to give us these instructions. We will vote Eligible Portfolio shares held in each subaccount for which no timely instructions from Policyowners are received and shares held in each subaccount which do not support Policyowner interests in the same proportion as those shares in that subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the applicable Portfolio Company in our own right. We may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Eligible Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Eligible Portfolios. In addition, we may disregard voting instructions that would require changes in the investment objectives or policies of any Eligible Portfolio or in an investment adviser or principal underwriter for the Eligible Portfolios, if we reasonably disapprove those changes in accordance with applicable federal regulations. If we do disregard voting instructions, we will advise Policyowners of that action and our reasons for the action in the next annual report or proxy statement to Policyowners.

The Separate Account is not the only separate account that invests in the Eligible Portfolios. Other separate accounts, including those funding other variable life policies, variable annuity contracts, other insurance contracts and retirement plans, invest in certain of the Eligible Portfolios. We do not currently see any disadvantages to you resulting from the Eligible Portfolios selling shares to fund products other than the Policy. However, there is a possibility that a material conflict of interest may arise between the Policyowners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Eligible Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Policyowners or owners of other contracts and the retirement plans which invest in the Eligible Portfolios or those plans participants. If a material conflict arises, we will take any necessary steps, including removing the Eligible Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Eligible Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Eligible Portfolios for more information.

THE FUNDS

Each of the thirty subaccounts of the Separate Account will invest in shares of a corresponding Eligible Portfolio.

The investment objectives and policies of each Eligible Portfolio are summarized below. The Eligible Portfolios may not achieve their stated objectives. You will be notified of any material change in the investment policy of any portfolio in which you have an interest.

Each Eligible Portfolio's total operating expenses will include fees for management, shareholder services and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Portfolio Companies contain more detailed information about the Eligible Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

THE AMERICAN NATIONAL FUND'S current Eligible Portfolios and respective investment objectives are as follows:

 . The American National Money Market Portfolio seeks the highest current income consistent with the preservation of capital and maintenance of liquidity.

 .  The American National Growth Portfolio seeks to achieve capital appreciation.

 . The American National Balanced Portfolio seeks to conserve principal, produce reasonable current income, and achieve long-term capital appreciation.

 . The American National Equity Income Portfolio seeks to achieve growth of capital and/or current income.

 . The American National High Yield Bond Portfolio seeks to provide a high level of current income. As a secondary investment objective, the Portfolio seeks capital appreciation.

 . The American National International Stock Portfolio seeks to obtain long-term growth of capital through investments primarily in the equity securities of established, non-U.S. countries.

 . The American National Small-Cap/Mid-Cap Portfolio seeks to provide long-term capital growth by investing primarily in stocks of small to medium-sized companies.

 . The American National Government Bond Portfolio seeks to provide as high a level of current income, liquidity, and safety of principal as is consistent with prudent investment risks through investment in a Portfolio consisting primarily of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

Securities Management and Research, Inc. ("SM&R") is the investment adviser and manager of the American National Fund. SM&R also provides investment advisory and portfolio management services to our Company and other clients. SM&R maintains a staff of experienced investment personnel and related support facilities.

The FIDELITY FUNDS' current Eligible Portfolios and respective investment objectives are as follows:

 . Fidelity Asset Manager Portfolio ... seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term instruments.

 . Fidelity Asset Manager: Growth Portfolio ... seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

 . Fidelity Index 500 Portfolio ... seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

 .  Fidelity Growth Opportunities Portfolio ... seeks to provide capital growth.

 .  Fidelity Contrafund Portfolio ... seeks long-term capital appreciation.

Fidelity Management and Reseach Company ("FMR"), the Fidelity Funds' investment adviser, was founded in 1946. FMR provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personal and a full compliment of related support facilities. Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management and Research (Far East) Inc. ("FMR Far East") are wholly owned subsidiaries of FMR that provide research with respect to foreign securities. FMR U.K. and FMR Far East maintain their principal business offices in London and Tokyo, respectively. As of December 31, 1999, FMR advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. Fidelity Distributors Corporation distributes shares for the Fidelity Funds. FMR Corp. is the holding company for the Fidelity companies. Through ownership of voting common stock, Edward C. Johnson 3d, President and a Trustee of the Fidelity Funds, and various trusts for the benefit of Johnson family members form a controlling group with respect to FMR Corp.

The T. ROWE PRICE FUNDS' current Eligible Portfolios and respective investment objectives are as follows:

T. ROWE PRICE INTERNATIONAL SERIES, INC.

 . T. Rowe Price International Stock Portfolio ... seeks to provide long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

T. ROWE PRICE EQUITY SERIES, INC.

 . T. Rowe Price Mid-Cap Growth Portfolio ... seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

 . T. Rowe Price Equity Income Portfolio ... seeks to provide substantial dividend income as well as long-term growth of capital through investments in common stocks of established companies.

T. ROWE PRICE FIXED INCOME SERIES, INC.

 . T. Rowe Price Limited-Term Bond Portfolio... seeks a high level of income consistent with modest price fluctuation by investing primarily in investment grade debt securities.

T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. Rowe Price-Fleming International, Inc., incorporated in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited, is responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

The MFS FUND currently has 4 series or portfolios, the following 4 of which are Eligible Portfolios:

 .  MFS Capital Opportunities Series Portfolio ... seeks capital appreciation.

 . MFS Emerging Growth Series Portfolio ... seeks to provide long-term growth of capital.

 . MFS Research Series Portfolio...seeks to provide long-term growth of capital and future income.

 . MFS Growth With Income Series Portfolio ... seeks to provide reasonable current income and long-term growth and income.

Massachusetts Financial Service Company is responsible for selection and management of the portfolio investments of the MFS Fund.

THE VAN ECK FUND currently has 4 series or portfolios, the following 2 of which are Eligible Portfolios:

 . Van Eck Worldwide Hard Assets Portfolio ... seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

 . Van Eck Worldwide Emerging Markets Portfolio ... seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck Associates Corporation serves as investment advisor and manages the investment operations of the Van Eck Fund and furnishes the fund's portfolios with a continuous investment program which includes determining which securities should be brought, sold or held.

The FEDERATED FUND currently has 5 series or portfolios, the following 5 of which are Eligible Portfolios:

 . Federated Utility Fund II Portfolio ... seeks to achieve high current income and moderate capital appreciation.

 .  Federated Growth Strategies Fund II Portfolio ... seeks capital appreciation.

 . Federated Fund for U.S. Government Securities II Portfolio ... seeks current income by investing in a diversified portfolio limited to U.S. government securities.

 .  Federated High Income Bond II Portfolio ... seeks high current income.

 . Federated Equity Income Fund II Portfolio ... seeks to provide above average income and capital appreciation.

Federated Advisors makes all investment decisions for the Federated Fund, subject to direction by the fund's trustees.

The LAZARD FUND currently has 2 series or portfolios, the following 2 of which are Eligible Portfolios:

 .  Lazard Retirement Emerging Markets Portfolio ... seeks capital appreciation.

 .  Lazard Retirement Small Cap Portfolio ... seeks capital appreciation.

Lazard Freres Asset Management serves as investment advisor and continually furnishes an investment program for each portfolio in the Lazard Fund consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

We have entered into or may enter into agreements with the investment advisor or distributor for certain of the Eligible Portfolios. These agreements require us to provide administrative and other services. In return, we receive a fee based upon an annual percentage of the average net assets amount we invested on behalf of the Separate Account and our other separate accounts. Some advisors or distributors may pay us a greater percentage than others.

FIXED ACCOUNT

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page 19.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our separate accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL TAX MATTERS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations relating to the Policy. This summary is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a Policy or the exercise of certain elections under the Policy. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Policy or the exercise of certain elections under the Policy. For complete information on such federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any Policy, and the following summary is not tax advice.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements apply is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. We reserve the right to restrict Policy transactions and to make other modifications in order to bring the Policy into compliance with such requirements.

In certain circumstances, owners of variable life insurance contracts may be considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners would be taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the Policy, such as the flexibility of a Policyowner to allocate Premiums and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Policy does not give Policyowners investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policyowner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal income tax purposes. It is intended that the Separate Account, through the Eligible Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY PROCEEDS

In General. We believe that the Death Benefit Proceeds under a Policy will be excludable from the gross income of the Beneficiary.

Generally, the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Depending on the circumstances, a Policy loan, a surrender, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have federal income tax consequences.

Modified Endowment Contracts. While classification as a Modified Endowment Contract depends on the individual circumstances of each Policyowner, in almost all cases the Policy will be classified as a Modified Endowment Contract. Whether a Policy is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. In general, a life insurance policy will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the life insurance policy provided for paid-up future benefits after the payment of seven level annual premium payments.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a Modified Endowment Contract. The material change rules for determining whether a Policy is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Policy will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven Policy Years following the date on which the material change occurs.

If a Policy becomes a Modified Endowment Contract, distributions such as Policy loans that occur during the Policy Year it becomes a Modified Endowment Contract and any subsequent Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Policy, if the amount received plus the amount of any indebtedness exceeds the total investment in the policy (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules:

(1) All distributions from such a Policy (including distributions upon surrender and benefits paid at maturity) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the policy at such time.

(2) Loans taken from (or secured by) such a Policy are treated as distributions from such a Policy and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

(3) A 10 percent penalty tax is imposed on the portion of any distribution from such a Policy that is included in income. This includes any loan taken from or secured by such a Policy. This penalty tax does not apply if the distribution or loan:

    (a) is made on or after the Policyowner reaches actual age 59 1/2;

    (b) is attributable to the Policyowner's becoming disabled; or

    (c) is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Policyowner, or (ii) the joint lives (or joint life expectancies) of the Policyowner and the Beneficiary

Distributions Other Than Death Benefit Proceeds from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Policy that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Policyowner's investment in the policy. After the recovery of all investment in the policy, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Policy Loans. Loans from a Policy (or secured by a Policy) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner. However, the tax consequences associated with Policy loans that are outstanding after the first 15 Policy Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a Policy loan generally is not be tax-deductible. The Policyowner should consult a tax advisor regarding the deductibility of interest paid on a Policy loan.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. "Investment in the policy" means:

(a) the aggregate amount of any Premiums or other consideration paid for a Policy; minus

(b) the aggregate amount of distributions received under a Policy that is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

(c) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Policyowner.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount included in the Policyowner's income when a taxable distribution occurs.

Other Policyowner Tax Matters. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond the Insured's 100th year.

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. A tax advisor should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

AMERICAN NATIONAL'S INCOME TAXES

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account's operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Policy.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes for which a deduction from premium payments is currently made). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER INFORMATION

SALE OF THE POLICY

SM&R, one of our wholly-owned subsidiaries, is the principal underwriter of the Policy. SM&R was organized December 15, 1964 under the laws of the State of Florida. SM&R is a registered broker-dealer and a member of the National Association of Securities Dealers. (See the American National Fund's prospectus.)

SM&R will pay commissions to its registered representatives who sell the Policies based upon a commission schedule. SM&R and the Company may also authorize other registered broker-dealers and their registered representatives to sell the Policy. Registered representatives will receive sales commissions no greater than 8.0% of Surrender Premium on any sales of the Policy or increases in Surrender Premium.

THE CONTRACT

The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only statements in the application attached to the Policy and any supplemental applications made a part of the Policy can be used to contest a claim or the validity of the Policy. Any changes must be approved in writing by the President, Vice President or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. Differences in state laws may require us to offer a Policy in a state which has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states.

Control of Policy. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Policyowner to die. If the Policyowner is a minor, first the Applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) are specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the estate of the Insured.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured's lifetime. We may require that the Policy be returned to the Home Office for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at the Home Office. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of changes that may be made.

Change in Policyowner or Assignment. In order to change the Policyowner or assign Policy rights, an assignment of the Policy must be made in writing and filed at our Home Office. The change will take effect as of the date the change is recorded at our Home Office, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Policy will be permitted. A collateral assignment is not a change of ownership.

Incontestability. The Policy is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Policy Date during the lifetime of the Insured. Any reinstatement of a Policy shall be incontestable during the lifetime of the Insured only after having been in force for two years after the Policy Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Policy.

Suicide. Suicide within two years after Date of Issue is not covered by the Policy unless otherwise provided by a state's insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received less any Policy Debt. If the Insured, while sane or insane, commits suicide within two years after the Policy Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Policy Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

Postponement of Payments. Payment of any amount upon refund, full surrender, Policy loans, benefits payable at death, and transfers, which require valuation of a subaccount, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Policyowners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's Accumulation Value. Surrenders or loans from the Fixed Account may be deferred for up to 6 months from the date of written request.

DIVIDENDS

The Policy is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

LEGAL MATTERS

Greer, Herz and Adams, L.L.P., our general counsel, has reviewed various matters of Texas law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

REGISTRATION STATEMENT

We filed a registration statement covering information about the Policy with the SEC. The registration statement, and its subsequent amendments, included this prospectus, but it also contained additional information. This prospectus is simply a summary of the contents of the Policy and related legal instruments. If you want more complete information regarding any of the matters described in this prospectus, you should consult the registration statement.

EXPERTS

The consolidated financial statements of American National Insurance Company and its subsidiaries as of December 31, 1999 and 1998, and for the years then ended, and the statements of net assets of American National Variable Life Separate Account as of December 31, 1999, and the related statements of operations and statement of changes in net assets for the year then ended, included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

As stated in his opinion which was filed as an exhibit to the registration statement, Rex D. Hemme has examined the actuarial matters included in this prospectus.

SENIOR EXECUTIVE OFFICERS AND
DIRECTORS OF
AMERICAN NATIONAL INSURANCE COMPANY

NAME
POSITION(S) WITH AMERICAN NATIONAL INSURANCE COMPANY

Principal Occupations Last Five Years and Other Positions Held
-------------------------------------------------------------------------------

ROBERT L. MOODY

CHAIRMAN OF THE BOARD, DIRECTOR, PRESIDENT AND

CHIEF EXECUTIVE OFFICER

American National: President, January 1996 to present; Chairman of the Board, April 1982 to present; Chief Executive Officer, July 1991 to present; and Director, March 1960 to present.

ANREM Corporation: Director, September 1985 to present. Moody Bancshares, Inc.:
Director and President, 1982 to present. Moody Bank Holding Company, Inc.:
Director and President, 1988 to present. Moody National Bank of Galveston:
President, 1980 to 1993; Chairman of the Board and Director, 1980 to present. National Western Insurance Company: Chairman of the Board, Director and Chief Executive Officer, 1971 to present. The Moody Foundation: Trustee, 1955 to present. Gal-Tex Hotel Corporation: Chairman of the Board and Director, 1954 to present. Gal-Tenn Hotel Corporation: Director. GTG Corporation: Director. Gal-Tex Management Co.: Director. Gal-Tex Woodstock, Inc.: Director. New Paxton Hotel Corporation: Director. Transitional Learning Community at Galveston:
Chairman of the Board and Director. The Moody Endowment: Chairman of the Board and Director. The Mary Moody Northen, Inc.: Director.
-------------------------------------------------------------------------------

G. RICHARD FERDINANDTSEN

DIRECTOR, SENIOR EXECUTIVE VICE PRESIDENT AND
CHIEF OPERATING OFFICER

American National: Director, 1998 to present; Senior Executive Vice President and Chief Operating Officer, April 1997 to present; Senior Executive Vice President and Chief Administrative Officer, April 1996 to April 1997; Senior Vice President, Health Insurance Operations, April 1993 to April 1996; Senior Vice President, Director of Group Insurance, July 1990 to April 1993. American National Life Insurance Company of Texas: Chairman of the Board, President, Chief Executive Officer and Director, 1998 to present; and Vice President, Health Insurance Operations, April 1993 to 1998. American National Property and Casualty Company: Director, November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National General Insurance Company: Director,
November 1992 to present; and Vice Chairman of the Board, 1998 to present. American National Lloyds Insurance Company: Underwriter, March 1993 to present. Pacific P & C, Inc.: Director, 1995 to present; and Vice Chairman of the Board. Standard Life and Accident Insurance Company: Director, Chairman of the Board, President and Chief Executive Officer, May 1996 to present. Garden State Life Insurance Company: Director. Securities Management & Research, Inc.: Director. Comprehensive Investment Services, Inc.: Director. Alternative Benefit Management, Inc.: Director, President and Chief Executive Officer. ANMEX International Services, Inc.: Director and President. ANMEX International, Inc.:
Director and President.
-------------------------------------------------------------------------------

IRWIN M. HERZ, JR.
DIRECTOR

American National: Director: 1984 to present. Greer, Herz & Adams, L.L.P.:
Partner, March 1980 to present, General Counsel to American National. Three R
Trust: Trustee, April 1971 to present. Garden State Life Insurance Company:
Director, June 1992 to present. American National Property and Casualty Company:
Director. Galveston Housing Authority: Commissioner and Chairman.
-------------------------------------------------------------------------------

R. EUGENE LUCAS
DIRECTOR

American National: Director, April 1981 to present. Gal-Tex Hotel Corporation:
President and Director, March 1971 to present. Gal-Tenn Hotel Corporation:
President and Director, March 1971 to present. Gal-Tex Management Company:
President and Director, May 1985 to present. Gal-Tex Woodstock, Inc.: President and Director, November 1995 to present. Securities Management and Research,
Inc.: Director, November 1982 to present. ANREM Corporation: Director, September 1982 to present. Colonel Museum, Inc.: Director, March 1985 to present. GTG
Corporation: President and Director.
-------------------------------------------------------------------------------

E. DOUGLAS MCLEOD
DIRECTOR

American National: Director, April 1984 to present. ANREM Corporation: Director, October 1979 to present. National Western Life Insurance Company: Director, 1986 to present. Independent County Mutual Fire Insurance Company of Texas: Director, June 1984 to present. Attorney. The Moody Foundation: Director of Development, May 1982 to present. McLeod Properties: Owner. Texas State House of
Representatives: Past Member. Moody Gardens, Inc.: Chairman and Director, 1988 to present. Colonel Museum, Inc.: Vice President and Director, 1985 to present. Center for Transportation and Commerce: Chairman and Director, 1983 to present. South Texas College of Law: Director.
-------------------------------------------------------------------------------

FRANCES ANNE MOODY
DIRECTOR

American National: Director, April 1987 to present. The Moody Foundation:
Executive Director, January 1998 to present and Regional Grants Advisor, September 1996 to present. National Western Life Insurance Company: Director, 1990 to present. The Moody Endowment: Director, 1991 to present. Investments, Dallas, Texas.
-------------------------------------------------------------------------------

RUSSELL S. MOODY
DIRECTOR

American National: Director, April 1986 to present. National Western Life Insurance Company: Director, 1988 to March 1996. Investments, Austin, Texas.
-------------------------------------------------------------------------------

WILLIAM L. MOODY IV
DIRECTOR

American National: Director, March 1951 to present. Moody National Bank of
Galveston: Director, January 1969 to March 1996, and Advisory Director, March 1996 to present. Moody Ranches, Inc.: President and Director, May 1959 to present. American National Life Insurance Company of Texas: Director, November 1969 to present. Rosenberg Library: Board of Trustees, 1970 to present. University of Texas Medical Branch Development Board: Director, 1970 to present. Investments, Ranching, Oil & Gas, Galveston, Texas.
-------------------------------------------------------------------------------

JOE MAX TAYLOR
DIRECTOR

American National: Director, April 1992 to present. County of Galveston, Texas:
Sheriff, 1980 to present. Moody Gardens, Inc.: Director and President, 1988 to present. Transitional Learning Community at Galveston: Director, 1985 to present, and Vice President. Galveston County Bail-Bond Board: President, 1981 to present. Fifty Club Board of Galveston: Director, 1981 to present. Landry's Seafood Restaurants, Inc.: Director, 1992 to present. Pre-Trial Release Board of Galveston County: 1982 to present. Juvenile Crime Prevention-Intervention Task
Force: Chairman, 1993 to present.
-------------------------------------------------------------------------------

ROBERT A. FRUEND
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Multiple Line Marketing, April 1989 to present. American National Life Insurance Company of
Texas: Director and Vice President, April 1989 to present. American National Property and Casualty Insurance Company: Chairman of the Board; and Director, November 1979 to present. American National General Insurance Company: Chairman of the Board; and Director, November 1981 to present. Securities Management and Research, Inc.: Director, November 1988 to present: Pacific P & C, Inc.:
Director, 1995 to present; and Chairman of the Board. American National Insurance Service Company: Director, November 1988 to present. ANPAC Lloyds Insurance Management, Inc.: Director, December 1995 to present. American National Lloyds Insurance Company: Director, December 1995 to present.
-------------------------------------------------------------------------------

BILL J. GARRISON
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Director of Home Service Division, April 1991 to present. ANMEX International Services, Inc.: Vice President and Director. ANMEX International, Inc.: Vice President and Director. American National de Mexico, Compania de Seguros de Vida, S.A. de C.V.: Director. American National Promotora de Ventas, S.A. de C.V.: Director. Servicios de Administracion American National: Director.
-------------------------------------------------------------------------------

MICHAEL W. MCCROSKEY
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President- Investments, 1995 to present; and Senior Vice President-Real Estate and Mortgage Loans, 1986 to 1995. ANREM
Corporation: Director, June 1977 to present; and President, October 1986 to present. American National Life Insurance Company of Texas: Assistant Secretary, December 1986 to present. Standard Life and Accident Insurance Company: Vice President, May 1988 to present. ANTAC, Inc.: President and Director, 1995 to present. Securities Management and Research, Inc.: President, Chief Executive Officer and Director, 1994 to present. American National Funds Group: President and Director, 1994 to present. SM&R Investments, Inc. (formerly SM&R Capital Funds, Inc.): Chief Executive Officer; President and Director, 1994 to present. American National Investment Accounts, Inc.: President and Director, 1994 to present. Pacific P & C, Inc.: Vice President, 1995 to present. Garden State Life Insurance Company: Vice President, May 1994 to present. American National Property and Casualty Company Vice President: June 1994 to present. American National General Insurance Company: Vice President, June 1994 to present. SM&R Growth Fund, Inc.: Director and President. SM&R Equity Income Fund, Inc.:
Director and President. SM&R

BALANCED FUND, INC.: DIRECTOR AND PRESIDENT. ANDV `97: DIRECTOR AND PRESIDENT. COMPREHENSIVE INVESTMENT SERVICES, INC.: DIRECTOR.
-------------------------------------------------------------------------------

JAMES E. POZZI
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President, Independent Markets, June 1992 to April 1996; and Senior Vice President, Corporate Planning and Development, April 1996 to present. American National Life Insurance Company of Texas: Vice President, April 1993 to present.
-------------------------------------------------------------------------------

RONALD J. WELCH
EXECUTIVE VICE PRESIDENT

American National: Executive Vice President and Chief Actuary, April 1996 to present; and Senior Vice President and Chief Actuary, April 1986 to April 1996. Standard Life and Accident Insurance Company: Director, December 1987 to present. American National Property and Casualty Company: Director, November 1987 to present. American National General Insurance Company: Director, November 1987 to present. American National Life Insurance Company of Texas: Director, November 1986 to present, Actuary, April 1980 to present, and Senior Vice President, April 1990 to present. Garden State Life Insurance Company: Chairman of the Board and Director, June 1992 to present: Pacific P & C, Inc.: Director, 1995 to present. American National Insurance Service Company: Director, December 1995 to present. Securities, Research & Management, Inc.: Director. ANMEX International Services, Inc.: Director and Vice President. ANMEX International,
Inc.: Director and Vice President. Alternative Benefit Management, Inc.:
Director.
-------------------------------------------------------------------------------

CHARLES H. ADDISON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Systems Planning and Computing, April 1978 to present. American National Property and Casualty Company: Director, November 1981 to present. American National General Insurance Company: Director, November 1981 to present. Pacific P & C, Inc.: Director, 1995 to present. Standard Life and Accident Insurance Company: Director, January 1996 to present.
-------------------------------------------------------------------------------

ALBERT L. AMATO
SENIOR VICE PRESIDENT

American National: Senior Vice President, Life Policy Administration, April 1994 to present; and Vice President, Life Policy Administration, April 1984 to April 1994. American National Life Insurance Company of Texas: Vice President, May 1984 to present. Garden State Life Insurance Company: Vice President, August 1992 to present, Director, August 1992 to December 1993, and Advisory Director, December

1993 to present. Standard Life and Accident Insurance Company: Vice
President, Life Policy Administration. Alternative Benefit Management, Inc.:
Director and Senior Vice President.
-------------------------------------------------------------------------------

GLENN C. LANGLEY
SENIOR VICE PRESIDENT

American National: Senior Vice President, Human Resources, November 1995 to present; Vice President, Assistant Personnel Director, April 1983 to November 1995; Assistant Vice President, Equal Employment Opportunity/Affirmative Action Program Coordinator, April 1976 to April 1983; and Assistant Vice President, Personnel Placement Director, April 1969 to April 1976. Standard Life and Accident Insurance Company: Vice President, Director of Human Resources. Garden State Life Insurance Company: Vice President, Human Resources.
-------------------------------------------------------------------------------

STEPHEN E. PAVLICEK
SENIOR VICE PRESIDENT AND CONTROLLER

American National: Senior Vice President and Controller, April 1996 to present; Vice President and Controller, 1994 to April 1996; and Assistant Vice President
- Financial Reports, 1983 to 1994. ANTAC, Inc.: Assistant Treasurer, 1995 to 1998. Garden State Life Insurance Company: Controller, June 1992 to present. American National Life Insurance Company of Texas: Controller, August 1994 to present. ANREM Corporation: Director. American National Property and Casualty
Company: Director. American National General Insurance Company: Director. Pacific P & C, Inc.: Director. Standard Life and Accident Insurance Company:
Vice President, Controller and Director. ANDV `97: Assistant Treasurer. ANMEX International Services, Inc.: Controller. ANMEX International, Inc.: Controller. Alternative Benefit Management, Inc.: Senior Vice President, Controller and Director.
-------------------------------------------------------------------------------

STEVEN H. SCHOUWEILER
SENIOR VICE PRESIDENT

American National: Senior Vice President, Health Insurance Operations, May 1998 to present. Standard Life and Accident Insurance Company: Vice President, Claims, May 1998 to present. American National Life Insurance Company of Texas:
Director and Senior Vice President, May 1998 to present. Alternative Benefit Management, Inc.: Chief Administrative Officer, Senior Vice President and Director. Conseco Group Risk Management: President and Chief Executive Officer, December 1989 to April 1998.
-------------------------------------------------------------------------------

JAMES R. THOMASON
SENIOR VICE PRESIDENT

American National: Senior Vice President, Credit Insurance Services, April 1987 to present.
-------------------------------------------------------------------------------

GARETH W. TOLMAN
SENIOR VICE PRESIDENT

American National: Senior Vice President, Corporate Affairs, April 1996 to present; and Vice President, Corporate Affairs, April 1976 to April 1996. American National Life Insurance Company of Texas: Vice President. Garden State Life Insurance Company, Vice President, Corporate Affairs. Standard Life and Accident Insurance Company, Vice President, Corporate Affairs.
-------------------------------------------------------------------------------

VINCENT E. SOLER, JR.
VICE PRESIDENT, SECRETARY AND TREASURER

American National: Vice President, Secretary and Treasurer, 1994 to present; and Vice President and Controller, March, 1984 to 1994. ANREM Corporation:
Secretary, October 1984 to present. American National Life Insurance Company of
Texas: Treasurer, April 1984 to present; Controller, April 1984 to August 1994; and Secretary, August 1994 to present. Standard Life and Accident Insurance
Company: Secretary and Treasurer, 1998 to present; Assistant Secretary, January 1996 to 1998. ANTAC, Inc.: Secretary, 1995 to present. Garden State Life Insurance Company: Secretary and Treasurer, August 1994 to present. American National Property and Casualty Company: Assistant Secretary, August 1994 to present. American National General Insurance Company: Assistant Secretary. Pacific P & C, Inc.: Assistant Secretary. ANDV `97: Secretary. ANMEX International Services, Inc.: Secretary and Treasurer. ANMEX International,
Inc.: Secretary and Treasurer. Comprehensive Investment Services, Inc.:
Secretary. Alternative Benefit Management, Inc.: Secretary and Treasurer.
-------------------------------------------------------------------------------

The principal business address of each person listed above is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550-7999.

FINANCIAL STATEMENTS

Our financial statements which are included in this prospectus should be considered only as bearing on our ability to meet our obligations under the Policy. Our financial statements should not be considered as bearing on the investment performance of the assets held in the Separate Account.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Board of Directors and Contract Owners of American National Variable Life Separate Account:

We have audited the accompanying statements of net assets of the American National Variable Life Separate Account (comprised of American National (AN) Money Market Portfolio, Fidelity VIP II Index 500 Portfolio, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP II Contra Fund Portfolio, T. Rowe Price Equity Income Portfolio) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999 and the results of its operations and changes in net assets for the year then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Houston, Texas

April 21, 2000


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF NET ASSETS
December 31, 1999
                                                                  FIDELITY          FIDELITY
                                                     AN            VIP II            VIP III          FIDELITY
                                                    MONEY           INDEX            GROWTH            VIP II          T. ROWE PRICE
                                                    MARKET           500          OPPORTUNITIES      CONTRAFUND        EQUITY INCOME
                                                  PORTFOLIO       PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment in shares of mutual funds,
   at market                                    $        -      $     32,183      $     14,609        $  16,637         $   13,752
====================================================================================================================================
LIABILITIES:
  Contract owner reserves                       $        -      $     32,183      $     14,609        $  16,637         $   13,752
====================================================================================================================================

INVESTMENT PORTFOLIO INFORMATION:
  Number of shares                                       -               192               631              571                734
  Cost                                          $        -      $     29,716      $     14,860        $  14,860         $   15,540
====================================================================================================================================



AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 1999
                                                                  FIDELITY          FIDELITY
                                                     AN            VIP II            VIP III          FIDELITY
                                                    MONEY           INDEX            GROWTH            VIP II          T. ROWE PRICE
                                                    MARKET           500          OPPORTUNITIES      CONTRAFUND        EQUITY INCOME
                                                  PORTFOLIO       PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Investment income
     Dividend from mutual funds                  $    126         $      --         $       --        $     --            $     63
EXPENSES
     Charges to contract owners for assuming
     mortality and expense risks                      (36)             (158)               (76)            (79)                (75)
-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                     $     90         $    (158)        $      (76)       $    (79)           $    (12)
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
     Net realized gain (loss) on investments     $     --         $      (6)        $       (7)       $     (1)           $     (9)
     Capital gains distributions from mutual           --                --                 --              --                 617
     funds
     Net unrealized appreciation
     (depreciation)
     of investments during the period                  --             2,467               (251)          1,777              (1,788)
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                $     --         $   2,461         $     (258)       $  1,776            $  (1,180)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    $     90         $   2,303         $     (334)       $  1,697            $  (1,192)
====================================================================================================================================


AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 1999
                                                                  FIDELITY          FIDELITY
                                                     AN            VIP II            VIP III          FIDELITY
                                                    MONEY           INDEX            GROWTH            VIP II          T. ROWE PRICE
                                                    MARKET           500          OPPORTUNITIES      CONTRAFUND        EQUITY INCOME
                                                  PORTFOLIO       PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Operations:
     Net investment income                     $       90        $    (158)        $      (76)        $     (79)        $     (12)
     Net realized gain (loss ) on                      -                (6)                (7)               (1)               (9)
     investments
     Capital gains distributions from                  -                -                  -                 -                617
     mutual funds
     Net unrealized appreciation
     (depreciation)
     of investments during the year                    -             2,467               (251)            1,777            (1,788)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in net assets
     resulting from operations                 $       90        $   2,303         $     (334)       $    1,697         $  (1,192)
------------------------------------------------------------------------------------------------------------------------------------
FROM POLICY RELATED TRANSACTIONS:
     Purchase payments and other transfers     $      (24)       $  30,010         $   15,006        $   15,005         $  15,006
     Surrenders of accumulation units by
     terminations,
     withdrawals, and maintenance fees                (66)            (130)               (63)              (65)              (62)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in net assets resulting from
     policy related transactions               $      (90)       $  29,880         $   14,943        $   14,940         $  14,944
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                   $       -         $  32,183         $   14,609        $   16,637         $  13,752

NET ASSETS, BEGINNING OF PERIOD                        -                -                  -                 -                 -
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD                      $       -         $  32,183         $   14,609        $   16,637         $  13,752
====================================================================================================================================
CHANGE IN UNITS OUTSTANDING:
     Accumulation units beginning of year              -                -                  -                 -                 -
     Purchase payments                             75,000           30,010             15,005            15,005            15,004
     Policy withdrawals and charges               (75,000)            (131)               (66)              (66)              (65)
-----------------------------------------------------------------------------------------------------------------------------------
     Accumulation units end of year                    -            29,879             14,939            14,939            14,939
====================================================================================================================================

     Accumulation unit value                   $    0.000        $   1.077         $    0.978        $    1.114         $   0.920
------------------------------------------------------------------------------------------------------------------------------------

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General ... American National Variable Life Separate Account (Separate Account) was established on July 30,1987 under Texas law as a separate investment account of American National Insurance Company (the Sponsor). The Separate Account began operations on February 20, 1991. The assets of the Separate Account are segregated from the Sponsor's other assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the result of the subaccounts for the Wealthquest Shield Variable Life product, for the year ended December 31, 1999. There are currently 26 subaccounts within the Separate Account. Each of the subaccounts is invested only in a corresponding portfolio of the American National (AN), Fidelity Funds, T. Rowe Price Funds, MFS Funds, Van Eck Funds, Federated Funds or Lazard Funds. The American National Funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly-owned subsidiary of the Sponsor.

BASIS OF PRESENTATION ... The financial statements of the Separate Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

INVESTMENTS ... Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and Dividends from mutual funds are recorded and reinvested upon receipt.

FEDERAL TAXES ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the contract owners are not taxed to the Sponsor. As a result, the net asset values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

USE OF ESTIMATES ... The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

(2)  SECURITY PURCHASES AND SALES

The aggregate cost of purchases (including reinvestment of dividend distributions) and proceeds from sales of investments in the mutual fund portfolios, for the year ended December 31, were as follows (in thousands):


                                                 Purchases           Sales
--------------------------------------------------------------------------------
AN Money Market Portfolio                              $ 75           $75
Fidelity VIP II Index 500                                30            --
Fidelity VIPII Contrafund                                15            --
Fidelity VIP III Growth Opportunity                      15            --
T. Rowe Price Equity Income Portfolio                    16            --
--------------------------------------------------------------------------------
       Totals                                          $151           $75

(3) POLICY CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGES ... The mortality risk and expense risk charges, at an effective annual rate of up to 1.25%, are applied daily against the net assets representing equity of contract owners held in each subaccount.

MONTHLY ADMINISTRATIVE CHARGES ... A Monthly deduction charge to the accumulated value will be deducted. The deduction will be equal to a monthly cost of insurance charge for the current policy month plus an expense charge which is 0.40% of premiums paid in the first policy year.

SURRENDER CHARGE ... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. No surrender charge will be imposed on death benefits.

TRANSFER CHARGE ... A $10 transfer charge is imposed after the first twelve transfers in any one policy year for transfers made among the subaccounts.

PREMIUM CHARGE ... A 4% premium charge will be imposed on any premiums made after the first year.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors,

American National Insurance Company

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years then ended. These consolidated financial statements (pages 58 through 87) are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Houston, Texas

February 11, 2000


AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE
  Premiums
     Life............................................................................................   $    300,326   $    295,207
     Annuity.........................................................................................         41,704         45,079
     Accident and health.............................................................................        396,072        393,602
     Property and casualty...........................................................................        392,576        354,820
  Other policy revenues..............................................................................        100,258        105,041
  Net investment income..............................................................................        473,949        475,242
  Gain from sale of investments......................................................................        149,061         49,768
  Other income.......................................................................................         35,668         25,906
-----------------------------------------------------------------------------------------------------------------------------------
     Total revenues..................................................................................      1,889,614      1,744,665
-----------------------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Death and other benefits:
     Life............................................................................................        218,109        217,122
     Annuity.........................................................................................         45,464         41,888
     Accident and health.............................................................................        290,846        289,553
     Property and casualty...........................................................................        311,723        280,036
  Increase (decrease) in liability for future policy benefits:
     Life............................................................................................         15,546         13,304
     Annuity.........................................................................................          9,748         21,831
     Accident and health.............................................................................          4,787           (262)
  Interest credited to policy account balances.......................................................        117,411        126,914
  Commissions for acquiring and servicing policies...................................................        264,808        247,015
  Other operating costs and expenses.................................................................        210,877        199,294
  Increase (decrease) in deferred policy acquisition costs, net of amortization......................         (2,188)         9,795
  Taxes, licenses and fees...........................................................................         33,744         32,334
-----------------------------------------------------------------------------------------------------------------------------------
     Total benefits and expenses.....................................................................      1,520,875      1,478,824
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF
  UNCONSOLIDATED AFFILIATES AND FEDERAL INCOME TAXES.................................................        368,739        265,841
EQUITY IN EARNINGS OF UNCONSOLIDATED AFFILIATES......................................................         19,942          8,048
-----------------------------------------------------------------------------------------------------------------------------------
GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAXES.....................................................        388,681        273,889
PROVISION (BENEFIT) FOR FEDERAL INCOME TAXES
  Current............................................................................................        132,128         77,707
  Deferred...........................................................................................        (10,060)        (1,216)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME...........................................................................................   $    266,613   $    197,398
====================================================================================================================================
NET INCOME PER COMMON SHARE - BASIC AND DILUTED......................................................   $      10.07   $       7.45
====================================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           December 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1999                   1998
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments, other than investments in unconsolidated affiliates
     Debt securities:
       Bonds held-to-maturity, at amortized cost...................................................    $ 3,636,786   $ 3,565,974
       Bonds available-for-sale, at market.........................................................        838,161       720,818
     Marketable equity securities, at market:
       Preferred stocks............................................................................         39,752        41,664
       Common stocks...............................................................................        963,337     1,051,926
     Mortgage loans on real estate.................................................................      1,033,330     1,025,683
     Policy loans..................................................................................        293,287       296,109
     Investment real estate, net of
      accumulated depreciation of $110,658 and $109,415............................................        251,529       238,714
     Short-term investments........................................................................         95,352        90,368
     Other invested assets.........................................................................        102,001       112,207
-----------------------------------------------------------------------------------------------------------------------------------
       Total investments...........................................................................      7,253,535     7,143,463
  Cash.............................................................................................         14,376        22,228
  Investments in unconsolidated affiliates.........................................................        119,372       120,098
  Accrued investment income........................................................................        110,161       104,405
  Reinsurance ceded receivables....................................................................        104,216        65,667
  Prepaid reinsurance premiums.....................................................................        194,969       171,116
  Premiums due and other receivables...............................................................         96,703        91,518
  Deferred policy acquisition costs................................................................        758,796       731,703
  Property and equipment, net......................................................................         50,132        40,860
  Other assets.....................................................................................        103,443        94,302
  Separate account assets..........................................................................        284,823       230,292
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS................................................................................    $ 9,090,526   $ 8,815,652
==================================================================================================================================
LIABILITIES
  Policyholder funds
     Future policy benefits:
       Life........................................................................................    $ 1,872,066   $ 1,853,759
       Annuity.....................................................................................        186,650       175,637
       Accident and health.........................................................................         64,901        60,113
     Policy account balances.......................................................................      2,283,428     2,324,310
     Policy and contract claims....................................................................        403,984       359,953
     Other policyholder funds......................................................................        557,103       510,130
-----------------------------------------------------------------------------------------------------------------------------------
       Total policyholder liabilities..............................................................      5,368,132     5,283,902
  Current federal income taxes.....................................................................          9,218       (20,515)
  Deferred federal income taxes....................................................................        221,341       259,243
  Other liabilities................................................................................        143,866       148,118
  Separate account liabilities.....................................................................        284,823       230,292
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES...........................................................................      6,027,380     5,901,040
-----------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY
  Capital stock....................................................................................         30,832        30,832
  Additional paid-in capital.......................................................................            211           211
  Accumulated other comprehensive income...........................................................        254,820       299,176
  Retained earnings................................................................................      2,880,010     2,687,120
  Treasury stock, at cost..........................................................................       (102,727)     (102,727)
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL STOCKHOLDERS' EQUITY..................................................................      3,063,146     2,914,612
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................................................    $ 9,090,526   $ 8,815,652
===================================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(In thousands, except for per share data)
                                                                        Accumulated
                                                      Additional           Other
                                        Capital         Paid-In        Comprehensive          Retained      Treasury
                                         Stock          Capital            Income             Earnings        Stock         Total
------------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1997              $ 30,832        $    211         $  215,883          $ 2,561,218   $ (102,727)   $ 2,705,417
 Comprehensive income
     (net of taxes):
   Net income                                                                                   197,398                     197,398
   Change in unrealized gains
     on marketable securities                                               83,293                                           83,293
 -----------------------------------------------------------------------------------------------------------------------------------
      Comprehensive income                                                                                                  280,691
 Dividends to stockholders
   ($2.70 per share)                                                                            (71,496)                    (71,496)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1998              $ 30,832        $    211         $ 299,176           $ 2,687,120   $ (102,727)   $ 2,914,612
 Comprehensive income
     (net of taxes):
   Net income                                                                                   266,613                     266,613
   Change in unrealized gains
     on marketable securities                                             (44,328)                                          (44,328)
   Foreign exchange adjustments                                               (28)                                              (28)
-----------------------------------------------------------------------------------------------------------------------------------
      Comprehensive income                                                                                                  222,257
 Dividends to stockholders
   ($2.78 per share)                                                                            (73,723)                    (73,723)
-----------------------------------------------------------------------------------------------------------------------------------
BALANCE DECEMBER 31, 1999              $ 30,832        $    211         $ 254,820           $ 2,880,010   $ (102,727)   $ 3,063,146
====================================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

                                                                                             1999        1998
-----------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Net income..........................................................................     $ 266,613   $ 197,398
  Adjustments to reconcile net income to net cash provided by operating activities:
     Increase in liabilities for policyholders' funds.................................       125,112     120,343
     Charges to policy account balances...............................................      (101,739)   (105,111)
     Interest credited to policy account balances.....................................       117,411     126,914
     Deferral of policy acquisition costs.............................................      (141,450)   (140,707)
     Amortization of deferred policy acquisition costs................................       135,385     149,116
     Deferred federal income tax benefit..............................................       (10,060)     (1,216)
     Depreciation.....................................................................        19,598      17,351
     Accrual and amortization of discounts and premiums...............................       (15,183)    (13,993)
     Gain from sale of investments....................................................      (149,061)    (49,768)
     Equity in earnings of unconsolidated affiliates..................................       (19,942)     (8,048)
     Increase in premiums receivable..................................................        (5,185)     (7,243)
     Increase in accrued investment income............................................        (5,756)     (2,044)
     Capitalization of interest on policy and mortgage loans..........................       (17,099)    (15,365)
     Other changes, net...............................................................       (25,883)    (98,634)
-----------------------------------------------------------------------------------------------------------------
       Net cash provided by operating activities......................................       172,761     168,993
-----------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  Proceeds from sale or maturity of investments:
     Bonds............................................................................       257,398     316,067
     Stocks...........................................................................       374,615     247,951
     Real estate......................................................................        32,921      33,186
     Other invested assets............................................................        96,670         171
  Principal payments received on:
     Mortgage loans...................................................................       176,394     154,333
     Policy loans.....................................................................        37,594      42,093
  Purchases of investments:
     Bonds............................................................................      (508,205)   (373,401)
     Stocks...........................................................................      (160,465)   (237,868)
     Real estate......................................................................       (29,124)     (7,462)
     Mortgage loans...................................................................      (146,513)    (35,420)
     Policy loans.....................................................................       (22,461)    (24,034)
     Other invested assets............................................................      (137,683)    (79,081)
  Decrease (increase) in short-term investments, net..................................        (4,984)     36,418
  Increase (decrease) in investment in unconsolidated affiliates, net.................           726     (19,210)
  Increase in property and equipment, net.............................................       (17,219)    (14,188)
-----------------------------------------------------------------------------------------------------------------
       Net cash provided by (used in) investing activities............................       (50,336)     39,555
-----------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Policyholders' deposits to policy account balances..................................       309,885     289,654
  Policyholders' withdrawals from policy account balances.............................      (366,439)   (409,975)
  Dividends to stockholders...........................................................       (73,723)    (71,496)
-----------------------------------------------------------------------------------------------------------------
       Net cash used in financing activities..........................................      (130,277)   (191,817)
-----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH.......................................................        (7,852)     16,731
  Cash:
     Beginning of the year............................................................        22,228       5,497
-----------------------------------------------------------------------------------------------------------------
     End of the year..................................................................     $  14,376   $  22,228
=================================================================================================================

See accompanying notes to consolidated financial statements.

                                                                                                               61

(1)  NATURE OF OPERATIONS

American National Insurance Company (American National) is a multiple line insurance company offering a broad line of insurance coverages, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through its subsidiaries, American National offers mutual funds and invests in real estate. The majority (99%) of revenues is generated by the insurance business. With the exception of New York, business is conducted in all states, as well as Puerto Rico, Guam and American Samoa. American National is also authorized to sell its products to American military personnel in Western Europe and, through subsidiaries, business is conducted in Mexico. Various distribution systems are utilized, including home service, multiple line ordinary, group brokerage, credit, independent third party marketing organizations and direct sales to the public.

American National's insurance subsidiaries are American National Life Insurance Company of Texas (ANTEX), Garden State Life Insurance Company, Standard Life and Accident Insurance Company, American National Property and Casualty Company (ANPAC), American National General Insurance Company (ANGIC), American National Lloyds Insurance Company (ANPAC Lloyds) and American National de Mexico. The major non-insurance subsidiaries are Securities Management and Research, Inc., Comprehensive Investment Services, Inc., Alternative Benefit Management, Inc., ANTAC, Inc. and ANREM Corporation. As part of its investment portfolio, American National also owns interests in unconsolidated affiliates, primarily real estate and equity fund joint ventures and partnerships.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION--The consolidated financial statements include the accounts of American National Insurance Company and its wholly owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation. Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

The consolidated financial statements have been prepared on the basis of Generally Accepted Accounting Principles (GAAP) which, for the insurance companies, differs from the basis of accounting followed in reporting to insurance regulatory authorities. (See Note 14.)

Certain reclassifications have been made to the 1998 financial information to conform to the 1999 presentation.

USE OF ESTIMATES--The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

REPORTING COMPREHENSIVE INCOME--Effective January 1, 1998, American National adopted FAS No. 130, "Reporting Comprehensive Income." This statement establishes standards for presenting comprehensive income and its components prominently in the financial statements.

American National has elected to display comprehensive income as part of the consolidated statements of changes in stockholders' equity. Additional information regarding the components of comprehensive income is reported in Note 11.

DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION--Effective January 1, 1998, American National adopted FAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement establishes standards for presenting information about operating segments in financial statements. The statement requires disclosure of information on operating segments that are evaluated regularly by the chief operating decision maker in deciding how to allocate resources and assess performance. It also establishes standards for related disclosures about products and services, geographic areas and major customers. The adoption of this standard had no effect on American National's financial position or results from operations. The segment disclosures are presented in Note 13.

PENSION AND OTHER POSTRETIREMENT BENEFIT DISCLOSURES--As of December 31, 1998, American National adopted FAS No. 132 "Employers' Disclosures about Pensions and Other Postretirement Benefits." This statement establishes revised standards for disclosures about pensions and other postretirement benefit plans. The adoption of this new standard had no effect on American National's financial position or results from operations. The retirement benefits disclosures are presented in
Note 15.

ACCOUNTING FOR DERIVATIVE INSTRUMENTS--FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by FAS No. 137, is effective for all quarters of all fiscal years beginning after June 15, 2000. This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement requires that entities recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value.

American National intends to adopt FAS No. 133, as amended, on January 1, 2001. Management believes that the adoption of FAS No. 133 will not have a significant effect on American National's financial position or results from operations.

INVESTMENTS

DEBT SECURITIES--Bonds that are intended to be held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National's ability and intent to hold these securities until maturity.

Bonds held as available-for-sale are carried at market.

PREFERRED STOCKS--All preferred stocks are classified as available-for-sale and are carried at market.

COMMON STOCKS-- All common stocks are classified as available-for-sale and are carried at market.

UNREALIZED GAINS--For all investments carried at market, the unrealized gains or losses (differences between amortized cost and market value), net of applicable federal income taxes, are reflected in stockholders' equity as a component of accumulated other comprehensive income.

MORTGAGE LOANS--Mortgage loans on real estate are carried at amortized cost, less allowance for valuation impairments.

The mortgage loan portfolio is closely monitored through the review of loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. Impaired loans are loans where, based on current information and events, it is probable that American National will be unable to collect all amounts due according to the contractual terms of the loan agreement.

POLICY LOANS--Policy loans are carried at cost.

INVESTMENT REAL ESTATE--Investment real estate is carried at cost, less allowance for depreciation and valuation impairments. Depreciation is measured over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods.

American National's real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not an impairment allowance is necessary. If a possible impairment is indicated, the fair market value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair market value, an impairment allowance is established.

SHORT-TERM INVESTMENTS--Short-term investments (primarily commercial paper) are carried at amortized cost.

OTHER INVESTED ASSETS--Other invested assets are carried at cost, less allowance for valuation impairments. Valuation allowances for other invested assets are considered on an individual basis in accordance with the same procedures used for investment real estate.

INVESTMENT VALUATION ALLOWANCES AND IMPAIRMENTS--Investment valuation allowances are established for other than temporary impairments of mortgage loans, real estate and other assets in accordance with the policies established for each class of asset. The increase in the valuation allowances is reflected in current period income as a realized loss.

Management believes that the valuation allowances are adequate. However, it is possible that a significant change in economic conditions in the near term could result in losses exceeding the amounts established.

CASH AND CASH EQUIVALENTS

American National considers cash on-hand and in-banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of cash flows.

INVESTMENTS IN UNCONSOLIDATED AFFILIATES

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

PROPERTY AND EQUIPMENT

These assets consist of buildings occupied by the companies, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is measured using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

FOREIGN CURRENCIES

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income.

INSURANCE SPECIFIC ASSETS AND LIABILITIES

DEFERRED POLICY ACQUISITION COSTS--Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the cost of insurance in force gained through acquisitions. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated stockholders' equity as of the balance sheet date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

FUTURE POLICY BENEFITS--For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the companies' experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future policy issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges. In the near term, it is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

RECOGNITION OF PREMIUM REVENUE AND POLICY BENEFITS

TRADITIONAL ORDINARY LIFE AND HEALTH--Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

ANNUITIES--Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the premiums received plus accumulated interest less applicable accumulated administrative fees. It is possible that a change in interest rates could have a significant impact on the values calculated for these contracts.

UNIVERSAL LIFE AND SINGLE PREMIUM WHOLE LIFE--Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid, and earned policy service fees. Policyholder account balances consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

PROPERTY AND CASUALTY--Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses. The reserves for losses and loss adjustment expenses are estimates of future payments of reported and unreported claims and the related expenses with respect to insured events that have occurred. These reserves are calculated using case basis estimates for reported losses and experience for claims incurred but not reported. These loss reserves are reported net of an allowance for salvage and subrogation. Management believes that American National's reserves have been appropriately calculated, based on available information as of December 31, 1999. However, it is possible that the ultimate liabilities may vary significantly from these estimated amounts.

PARTICIPATING INSURANCE POLICIES--The allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums. Participating business comprised approximately 2.6% of the life insurance in force at December 31, 1999 and 5.5% of life premiums in 1999.

FEDERAL INCOME TAXES

American National and all but one of its subsidiaries will file a consolidated life/non-life federal income tax return for 1999. Alternative Benefit Management, Inc. files a separate return.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. The investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of American National. The assets of these accounts are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in this report.

(3)   INVESTMENTS

The amortized cost and estimated market values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

                                                              GROSS         GROSS       ESTIMATED
                                               AMORTIZED    UNREALIZED   UNREALIZED      MARKET
DECEMBER 31, 1999:                               COST         GAINS        LOSSES         VALUE
--------------------------------------------------------------------------------------------------
Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies........    $  141,247     $    286    $  (1,891)    $  139,642
      States, and political subdivisions...        44,624           52       (3,858)        40,818
      Foreign governments..................       107,250        1,279         (636)       107,893
      Public utilities.....................     1,126,456        4,833      (29,482)     1,101,807
      All other corporate bonds............     2,118,267       11,476      (70,222)     2,059,521
      Mortgage-backed securities...........        98,942        3,570          (70)       102,442
--------------------------------------------------------------------------------------------------
        Total bonds held-to-maturity.......     3,636,786       21,496     (106,159)     3,552,123
--------------------------------------------------------------------------------------------------
    Bonds available-for-sale:
      U. S. Government and agencies........        54,506           --         (651)        53,855
      States, and political subdivisions...        38,538           --       (3,836)        34,702
      Foreign governments..................        27,469        1,023          (15)        28,477
      Public utilities.....................       184,126        1,728       (2,298)       183,556
      All other corporate bonds............       552,529        5,477      (20,435)       537,571
--------------------------------------------------------------------------------------------------
        Total bonds available-for-sale.....       857,168        8,228      (27,235)       838,161
--------------------------------------------------------------------------------------------------
    Total debt securities..................     4,493,954       29,724     (133,394)     4,390,284
--------------------------------------------------------------------------------------------------
Marketable equity securities:
      Preferred stock......................        39,145        1,287         (680)        39,752
      Common stock.........................       551,064      413,522       (1,249)       963,337
--------------------------------------------------------------------------------------------------
      Total marketable equity securities...       590,209      414,809       (1,929)     1,003,089
--------------------------------------------------------------------------------------------------
Total investments in securities............    $5,084,163     $444,533    $(135,323)    $5,393,373
==================================================================================================


                                                                                                67


                                                              GROSS         GROSS       ESTIMATED
                                               AMORTIZED    UNREALIZED   UNREALIZED      MARKET
DECEMBER 31, 1998:                               COST         GAINS        LOSSES         VALUE
--------------------------------------------------------------------------------------------------
Debt securities
    Bonds held-to-maturity:
      U. S. Government and agencies........    $  166,206     $  5,503     $     --     $  171,709
      States, and political subdivisions...        39,427          692          (24)        40,095
      Foreign governments..................       106,924        9,436           --        116,360
      Public utilities.....................     1,210,677       73,784         (135)     1,284,326
      All other corporate bonds............     1,914,950      132,731         (491)     2,047,190
      Mortgage-backed securities...........       127,790        8,344           (1)       136,133
--------------------------------------------------------------------------------------------------
        Total bonds held-to-maturity.......     3,565,974      230,490         (651)     3,795,813
--------------------------------------------------------------------------------------------------
    Bonds available-for-sale:
      U. S. Government and agencies........        71,579        1,368           --         72,947
      Foreign governments..................        42,780        4,758           --         47,538
      Public utilities.....................       230,534       16,738           --        247,272
      All other corporate bonds............       328,132       25,310         (381)       353,061
--------------------------------------------------------------------------------------------------
        Total bonds available-for-sale.....       673,025       48,174         (381)       720,818
--------------------------------------------------------------------------------------------------
    Total debt securities..................     4,238,999      278,664       (1,032)     4,516,631
--------------------------------------------------------------------------------------------------
Marketable equity securities:
      Preferred stock......................        39,264        2,427          (27)        41,664
      Common stock.........................       619,197      473,099      (40,370)     1,051,926
--------------------------------------------------------------------------------------------------
      Total marketable equity securities...       658,461      475,526      (40,397)     1,093,590
--------------------------------------------------------------------------------------------------
Total investments in securities............    $4,897,460     $754,190     $(41,429)    $5,610,221
==================================================================================================

DEBT SECURITIES--The amortized cost and estimated market value, by contractual maturity of debt securities at December 31, 1999, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                            BONDS HELD-TO-MATURITY  BONDS AVAILABLE-FOR-SALE
---------------------------------------------------------------------------------------------
                                                           ESTIMATED    ESTIMATED
                                             AMORTIZED      MARKET      AMORTIZED    MARKET
                                               COST          VALUE        COST        VALUE
---------------------------------------------------------------------------------------------
Due in one year or less..................    $   56,902    $   57,441    $     --    $     --
Due after one year through five years....       963,942       958,745     319,676     322,278
Due after five years through ten years...     2,470,818     2,391,315     485,431     468,007
Due after ten years......................        46,182        42,180      52,061      47,876
---------------------------------------------------------------------------------------------
                                              3,537,844     3,449,681     857,168     838,161
Without single maturity date.............        98,942       102,442          --          --
---------------------------------------------------------------------------------------------
                                             $3,636,786    $3,552,123    $857,168    $838,161
=============================================================================================

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $466,899,000 for 1999. Gross gains of $148,762,000 and gross losses of $6,043,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $33,813,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $5,314,000.

Proceeds from sales of investments in securities classified as available-for-sale (bonds and stocks) totaled $317,556,000 for 1998. Gross gains of $71,935,000 and gross losses of $36,975,000 were realized on those sales. Included in the proceeds from sales of available-for-sale securities are $40,454,000 of proceeds from the sale of bonds that had been reclassified from bonds held-to-maturity. The bonds had been reclassified due to evidence of a significant deterioration in the issuer's creditworthiness. The net gain from the sale of these bonds was $1,073,000.

Bonds were called or otherwise redeemed by the issuers during 1999, which resulted in proceeds of $163,596,000 from the disposal. Gross gains of $688,000 were realized on those disposals. Bonds were called by the issuers during 1998, which resulted in proceeds of $89,205,000 from the disposal. Gross gains of $747,000 were realized on those disposals.

All gains and losses were determined using specific identification of the securities sold.

UNREALIZED GAINS ON SECURITIES--Unrealized gains on marketable equity securities and bonds available-for-sale, presented in the stockholder's equity section of the consolidated statements of financial position, are net of deferred tax liabilities of $137,222,000 and $160,912,000 for 1999 and 1998, respectively.

The change in the net unrealized gains on investments for the years ended December 31 are summarized as follows (in thousands):

                                                          1999       1998
---------------------------------------------------------------------------
Bonds available-for-sale............................   $(66,800)   $ 10,482
Preferred stocks....................................     (1,793)        969
Common stocks.......................................    (20,456)    124,921
Amortization of deferred policy acquisition costs...     21,028      (8,229)
---------------------------------------------------------------------------
                                                        (68,021)    128,143
Provision for federal income taxes..................     23,693     (44,850)
---------------------------------------------------------------------------
                                                       $(44,328)   $ 83,293
===========================================================================

MORTGAGE LOANS--In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of 75% to 90% on newly funded mortgage loans. As of December 31, 1999, mortgage loans have both fixed rates from 5.75% to 12.25% and variable rates from 6.39% to 10.25%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 5 to 33 years.

American National has investments in first lien mortgage loans on real estate with carried values of $1,033,330,000 and $1,025,683,000 at December 31, 1999
and 1998, respectively. Problem loans, on which valuation allowances were established, totaled $41,446,000 and $43,049,000 at December 31, 1999 and 1998,
respectively.

POLICY LOANS--All of the Company's policy loans carried interest rates ranging from 5% to 8% at December 31, 1999.

Investment income and realized gains (losses)--Investment income and realized gains (losses) from disposals of investments, before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

                                                                    GAINS (LOSSES) FROM
                                                                        DISPOSALS OF
                                                 INVESTMENT INCOME      INVESTMENTS
----------------------------------------------------------------------------------------
                                                   1999      1998       1999      1998
----------------------------------------------------------------------------------------
Bonds.........................................   $318,898  $317,481   $ (5,327)  $ 2,614
Preferred stocks..............................      2,599     2,584     (1,212)        1
Common stocks.................................     16,284    16,774    149,946    33,092
Mortgage loans................................     98,111    97,871      1,206     1,248
Real estate...................................     65,027    80,138      6,417     1,338
Other invested assets.........................     36,819    29,123      2,793      (564)
Investment in unconsolidated affiliates.......         --        --         --        29
----------------------------------------------------------------------------------------
                                                  537,738   543,971    153,823    37,758
Investment expenses...........................    (63,789)  (68,729)        --        --
Decrease (increase) in valuation allowances...         --        --     (4,762)   12,010
----------------------------------------------------------------------------------------
                                                 $473,949  $475,242   $149,061   $49,768
========================================================================================

(4) OFF-BALANCE SHEET RISK AND CONCENTRATIONS OF CREDIT RISK ON INVESTMENTS

To ensure a well-diversified investment portfolio, American National employs a strategy to invest funds at the highest possible rate of return commensurate with sound and prudent underwriting practices.

BONDS:

American National's bond portfolio is of high investment quality and is diversified. The bond portfolio distributed by quality rating at December 31 is summarized as follows:

                                    1999    1998
                 --------------------------------
                 AAA.............      8%      9%
                 AA..............     14%     14%
                 A...............     57%     55%
                 BBB and below...     21%     22%
                 --------------------------------
                                     100%    100%
                 ================================

COMMON STOCK:

American National's stock portfolio by market sector distribution at December 31 is summarized as follows:

                                   1999    1998
             ----------------------------------
             Basic materials...      4%      4%
             Capital goods.....      7%      7%
             Consumer goods....     20%     18%
             Energy............      7%      5%
             Finance...........     10%     11%
             Technology........     24%     16%
             Health care.......     10%     24%
             Miscellaneous.....     12%     10%
             Mutual funds......      6%      5%
             ----------------------------------
                                   100%    100%
             ==================================

MORTGAGE LOANS AND INVESTMENT REAL ESTATE:

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

                           MORTGAGE        INVESTMENT
                             LOANS         REAL ESTATE
-------------------------------------------------------
                          1999    1998    1999    1998
-------------------------------------------------------
Office buildings...         17%     21%     15%     19%
Shopping centers...         52%     56%     42%     41%
Commercial.........          4%      3%      5%      7%
Apartments.........          1%      1%      3%      3%
Hotels/motels......          6%      3%     13%     16%
Industrial.........         16%     13%     21%     13%
Other..............          4%      3%      1%      1%
-------------------------------------------------------
                           100%    100%    100%    100%
=======================================================

American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and real estate investments by geographic distribution at December 31 are as follows:

                            MORTGAGE      INVESTMENT
                             LOANS        REAL ESTATE
------------------------------------------------------
                         1999    1998    1999    1998
------------------------------------------------------
New England..........       9%      9%     --      --
Middle Atlantic......      16%     13%     --      --
East North Central...      10%     12%     18%     11%
West North Central...       3%      3%     17%      9%
South Atlantic.......      19%     19%      7%      8%
East South Central...       1%      1%     13%     15%
West South Central...      25%     21%     36%     42%
Mountain.............       7%      9%      3%      7%
Pacific..............      10%     13%      6%      8%
------------------------------------------------------
                          100%    100%    100%    100%
======================================================

For discussion of other off-balance sheet risks, see Note 5.

(5) FAIR VALUE OF FINANCIAL INSTRUMENTS

Estimated market values of financial instruments have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required in developing the estimates of fair value. Accordingly, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange, or the amounts that may ultimately be realized. The use of different market assumptions or estimating methodologies could have a material effect on the estimated market values.

DEBT SECURITIES:
The estimated market values for bonds represent quoted market values from published sources or bid prices obtained from securities dealers.

MARKETABLE EQUITY SECURITIES:
Market values for preferred and common stocks represent quoted market prices obtained from independent pricing services.

MORTGAGE LOANS:

The market value for mortgage loans is estimated using discounted cash flow analyses based on interest rates currently being offered for comparable loans. Loans with similar characteristics are aggregated for purposes of the analyses.

POLICY LOANS:
The carrying amount for policy loans approximates their market value.

SHORT-TERM INVESTMENTS:
The carrying amount for short-term investments approximates their market value.

INVESTMENT CONTRACTS:

The market value of investment contract liabilities is estimated using a discounted cash flow model, assuming the companies' current interest rates on new products. The carrying value for these contracts approximates their market value.

INVESTMENT COMMITMENTS:
American National's investment commitments are all short-term in duration, and the market value was not significant at December 31, 1999 or 1998.

VALUES:
The carrying amounts and estimated market values of financial instruments at December 31 are as follows (in thousands):

                                                   1999                     1998
---------------------------------------------------------------------------------------------
                                                      ESTIMATED                   ESTIMATED
                                        CARRYING       MARKET       CARRYING       MARKET
                                         AMOUNT         VALUE        AMOUNT         VALUE
---------------------------------------------------------------------------------------------
Financial assets:
    Bonds:
      Held-to-maturity..............    $3,636,786    $3,552,123    $3,565,974    $3,795,813
      Available-for-sale............       838,161       838,161       720,818       720,818
    Preferred stock.................        39,752        39,752        41,664        41,664
    Common stock....................       963,337       963,337     1,051,926     1,051,926
    Mortgage loans on real estate...     1,033,330     1,044,146     1,025,683     1,158,033
    Policy loans....................       293,287       293,287       296,109       296,109
    Short-term investments..........        95,352        95,352        90,368        90,368
Financial liabilities:
    Investment contracts............     1,639,348     1,639,348     1,736,223     1,736,223
---------------------------------------------------------------------------------------------


                                                                                           72

(6) DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 1999 and 1998, are summarized as follows (in thousands):

                                                               LIFE            ACCIDENT        PROPERTY &
                                                            & ANNUITY          & HEALTH         CASUALTY        TOTAL
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997..............                   $633,339          $105,174          $  9,828    $  748,341
-----------------------------------------------------------------------------------------------------------------------
   Additions..............................                     87,660            25,897            25,764       139,321
   Amortization...........................                    (98,017)          (26,940)          (24,159)     (149,116)
   Effect of change in unrealized gains
     on available-for-sale securities.....                     (8,229)               --                --        (8,229)
 -----------------------------------------------------------------------------------------------------------------------
 Net change...............................                    (18,586)           (1,043)            1,605       (18,024)
 Acquisitions.............................                        782               604                --         1,386
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1998..............                    615,535           104,735            11,433       731,703
-----------------------------------------------------------------------------------------------------------------------
   Additions..............................                     82,708            25,315            29,550       137,573
   Amortization...........................                    (87,701)          (21,263)          (26,421)     (135,385)
   Effect of change in unrealized gains
     on available-for-sale securities.....                     21,028                --                --        21,028
-----------------------------------------------------------------------------------------------------------------------
 Net change...............................                     16,035             4,052             3,129        23,216
 Acquisitions.............................                      3,652               225                --         3,877
-----------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1999..............                   $635,222          $109,012          $ 14,562    $  758,796
=======================================================================================================================
1999 premiums                                                $342,030          $396,072          $392,576    $1,130,678
=======================================================================================================================
1998 premiums                                                $340,286          $393,602          $354,820    $1,088,708
=======================================================================================================================

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements.


                                                                                                                     73


(7) FUTURE POLICY BENEFITS AND POLICY ACCOUNT BALANCES

LIFE INSURANCE:
Assumptions used in the calculation of future policy benefits or policy account balances for individual life policies are as follows:

                                                                                                          PERCENTAGE OF
                                                                                                          FUTURE POLICY
  POLICY ISSUE                                             INTEREST                                          BENEFITS
      YEAR                                                   RATE                                            SO VALUED
-----------------------------------------------------------------------------------------------------------------------
ORDINARY--
1996-1999           7.5% for years 1 through 5, graded to 5.5% at the end of year 25, and level thereafter           3%
s1981-1995           8% for years 1 through 5, graded to 6% at the end of year 25, and level thereafter              18%
1976-1981           7% for years 1 through 5, graded to 5% at the end of year 25, and level thereafter              15%
1972-1975           6% for years 1 through 5, graded to 4% at the end of year 25, and level thereafter               6%
1969-1971           6% for years 1 through 5, graded to 3.5% at the end of year 30, and level thereafter             5%
1962-1968           4.5% for years 1 through 5, graded to 3.5% at the end of year 15, and level thereafter           9%
1948-1961           4% for years 1 through 5,graded to 3.5% at the end of year 10, and level thereafter              9%
1947 and prior      Statutory rates of 3% or 3.5%                                                                    1%

INDUSTRIAL--
1948-1967           4% for years 1 through 5, graded to 3.5% at the end of year 10, and level thereafter             4%
1947 and prior      Statutory rates of 3%                                                                            4%
-----------------------------------------------------------------------------------------------------------------------
UNIVERSAL LIFE      Future policy benefits for universal life are equal to the current account value                26%
-----------------------------------------------------------------------------------------------------------------------
                                                                                                                   100%
=======================================================================================================================

Future policy benefits for group life policies have been calculated using a level interest rate of 4%. Mortality and withdrawal assumptions are based on American National's experience.

ANNUITIES:

Fixed annuities included in future policy benefits are calculated using a level interest rate of 6%. Policy account balances for interest-sensitive annuities are equal to the current gross account balance. Mortality and withdrawal assumptions are based on American National's experience.

HEALTH INSURANCE:

Interest assumptions used for future policy benefits on health policies are calculated using a level interest rate of 6%. Morbidity and termination assumptions are based on American National's experience.

                                                                                                                    74


(8) LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health, and property and casualty unpaid claims and claim adjustment expenses is summarized as follows (in thousands):

                                        1999         1998
-----------------------------------------------------------
Balance at January 1..............    $266,832     $247,564
  Less reinsurance recoverables...          11        2,567
-----------------------------------------------------------
Net balance at January 1..........     266,821      244,997
-----------------------------------------------------------
Incurred related to:
  Current year....................     654,222      598,379
  Prior years.....................     (16,322)      (6,324)
-----------------------------------------------------------
Total incurred....................     637,900      592,055
-----------------------------------------------------------
Paid related to:
  Current year....................     457,279      411,352
  Prior years.....................     169,292      158,879
-----------------------------------------------------------
Total paid........................     626,571      570,231
-----------------------------------------------------------
Net balance at December 31........     278,150      266,821
  Plus reinsurance recoverables...       3,988           11
-----------------------------------------------------------
Balance at December 31............    $282,138     $266,832
===========================================================

The balances at December 31 are included in policy and contract claims on the consolidated statements of financial position.

(9)  REINSURANCE

As is customary in the insurance industry, the companies reinsure portions of certain insurance policies they write, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $1,875,000.

The companies remain contingently liable with respect to any reinsurance ceded, and would become actually liable if the assuming companies were unable to meet their obligations under any reinsurance treaties.

To minimize its exposure to significant losses from reinsurer insolvencies, the company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 1999, amounts recoverable from reinsurers with a carrying value of $90,399,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. The company holds collateral related to these credit reinsurers totaling $70,918,000. This collateral is in the form of custodial accounts controlled by the company, which can be drawn on for amounts that remain unpaid for more than 120 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

                                                         1999         1998
-----------------------------------------------------------------------------
Direct premiums.....................................  $1,268,129   $1,201,189
Reinsurance premiums assumed from other companies...     110,180       42,403
Reinsurance premiums ceded to other companies.......    (247,631)    (154,884)
-----------------------------------------------------------------------------
Net premiums........................................  $1,130,678   $1,088,708
-----------------------------------------------------------------------------
Reinsurance recoveries                                $  162,863   $   88,240
=============================================================================

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

                                                        1999         1998
-----------------------------------------------------------------------------
Direct life insurance in force...................    $46,156,190  $44,134,974
Reinsurance risks assumed from other companies...        797,059      713,200
-----------------------------------------------------------------------------
Total life insurance in force....................     46,953,249   44,848,174
Reinsurance risks ceded to other companies.......     (9,629,707)  (7,965,042)
-----------------------------------------------------------------------------
Net life insurance in force......................    $37,323,542  $36,883,132
=============================================================================

(10)  FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate of the companies to the statutory federal income tax rate follows (in thousands, except percentages):

                                               1999               1998
----------------------------------------------------------------------------
                                         AMOUNT      RATE     AMOUNT     RATE
----------------------------------------------------------------------------
Income tax on pre-tax income........    $136,038    35.00%  $ 95,861   35.00%
Tax-exempt investment income........      (1,691)   (0.44)     (971)   (0.35)
Dividend exclusion..................      (3,414)   (0.88)   (5,044)   (1.84)
Exempted losses on sale of assets...      (4,470)   (1.15)   (9,856)   (3.60)
Miscellaneous tax credits, net......      (1,467)   (0.38)   (1,467)   (0.54)
Other items, net....................      (2,928)   (0.75)   (2,032)   (0.74)
----------------------------------------------------------------------------
                                        $122,068    31.40%  $ 76,491   27.93%
============================================================================

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1999 and December 31, 1998 are as follows (in thousands):

                                                                           1999          1998
------------------------------------------------------------------------------------------------
DEFERRED TAX ASSETS:
   Investment in bonds, real estate and other invested assets,
     principally due to investment valuation allowances.............    $  17,750     $  10,656
   Policyowner funds, principally due to policy reserve discount....       87,650        78,279
   Policyowner funds, principally due to unearned premium reserve...       11,219        10,020
   Other assets.....................................................        4,689         2,649
------------------------------------------------------------------------------------------------
 Total gross deferred tax assets....................................      121,308       101,604
   Less valuation allowance.........................................       (3,000)       (3,000)
------------------------------------------------------------------------------------------------
 Net deferred tax assets............................................    $ 118,308     $  98,604
------------------------------------------------------------------------------------------------
DEFERRED TAX LIABILITIES:
   Marketable equity securities, principally due to
     net unrealized gains on stock..................................    $(131,347)    $(151,396)
   Investment in bonds, principally due to
     accrual of discount on bonds...................................      (20,941)      (17,390)
   Deferred policy acquisition costs, due to
     difference between GAAP and tax................................     (184,217)     (177,057)
   Property, plant and equipment, principally due to
     difference between GAAP and tax depreciation methods...........       (3,144)      (12,004)
------------------------------------------------------------------------------------------------
 Net deferred tax liabilities.......................................     (339,649)     (357,847)
------------------------------------------------------------------------------------------------
Total deferred tax..................................................    $(221,341)    $(259,243)
================================================================================================

Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets.

Through 1983, under the provision of the Life Insurance Company Income Tax Act of 1959, life insurance companies were permitted to defer from taxation a portion of their income (within certain limitations) until and unless it is distributed to stockholders, at which time it was taxed at regular corporate tax rates. No provision for deferred federal income taxes applicable to such untaxed income has been made, because management is of the opinion that no distributions of such untaxed income (designated by federal law as "policyholders' surplus") will be made in the foreseeable future. There was no change in the "policyholders' surplus" between December 31, 1998 and December 31, 1999, and the cumulative balance was approximately $63,000,000 at both dates.

Federal income taxes totaling approximately $108,060,000 and $111,465,000 were paid to the Internal Revenue Service in 1999 and 1998, respectively. The statute of limitations for the examination of federal income tax returns through 1995 for American National and its subsidiaries by the Internal Revenue Service has expired. All prior year deficiencies have been paid or provided for, and American National has filed appropriate claims for refunds through 1995. In the opinion of management, adequate provision has been made for any tax deficiencies that may be sustained.

(11) COMPONENTS OF COMPREHENSIVE INCOME

The items included in comprehensive income, other than net income, are unrealized gains on available-for-sale securities, unrealized gains on deferred acquisition costs and foreign exchange adjustments.

The details on the unrealized gains included in comprehensive income, and the related tax effects thereon are as follows:

                                             BEFORE       FEDERAL       NET OF
                                            FEDERAL     INCOME TAX     FEDERAL
                                             INCOME       EXPENSE       INCOME
                                              TAX        (BENEFIT)       TAX
-------------------------------------------------------------------------------
DECEMBER 31, 1999
Unrealized gains........................   $  80,700      $ 28,359     $ 52,341
Less: reclassification adjustment for
 gains realized in net income...........    (148,721)      (52,052)     (96,669)
-------------------------------------------------------------------------------
Net unrealized loss component of
 comprehensive income...................   $ (68,021)     $(23,693)    $(44,328)
-------------------------------------------------------------------------------
DECEMBER 31, 1998
Unrealized gains........................   $ 163,103      $ 57,086     $106,017
Less: reclassification adjustment for
 gains realized in net income...........     (34,960)      (12,236)     (22,724)
-------------------------------------------------------------------------------
Net unrealized gains component of
 comprehensive income...................   $ 128,143      $ 44,850     $ 83,293
===============================================================================

(12) COMMON STOCK AND EARNINGS PER SHARE

American National has only one class of common stock and no preferred stock. At December 31, 1999 and 1998, American National had 50,000,000 authorized shares of $1.00 par value common stock with 30,832,449 shares issued. At December 31, 1999, treasury shares were 4,274,284, restricted shares were 79,000 and unrestricted shares outstanding were 26,479,165. At December 31, 1998 there were no restricted shares, treasury shares were 4,353,284; and total outstanding shares were 26,479,165.

STOCK-BASED COMPENSATION--During 1999, American National's stockholders approved the "1999 Stock and Incentive Plan." Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 900,000 shares, and no more than 50,000 shares may be granted to any one individual in any calendar year. Subsequent to the close of 1999, the plan was amended to adjust the grant price of awards made during 1999.

On August 1, 1999, American National granted Stock Appreciation Rights (SAR) on 81,500 shares to selected officers. These SARs were granted at a stated price of $70.50 per share (subsequently amended in 2000 to $57 per share), vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. None of these SARs were exercisable during 1999, none of them terminated, and all were outstanding at the end of the year.

Also, on August 1, 1999, American National granted Restricted Stock Awards to directors and consultants. A total of 79,000 shares were granted, with 19,000 granted at an exercise price of $70.50 per share (subsequently amended in 2000 to $57 per share), and 60,000 granted at an exercise price of zero. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. All of the Restricted Stock was outstanding at the end of the year.

American National uses a Black-Scholes option pricing model to calculate the fair value and compensation expense for SARs and Restricted Stock Awards, in accordance with FAS No. 123 "Accounting for Stock-Based Compensation." The fair value per share of the SARs and the Restricted Stock Awards that were originally granted at $70.50 per share was zero at December 31, 1999. The fair value of the Restricted Stock Awards granted at a price of zero was $70.50 per share at December 31, 1999. The following assumptions were used in these computations for 1999: dividend yield of 4.5%; expected volatility of 32%; risk-free interest rate of 6.79%; and expected lives of 5 years for the SARs and 10 years for the Restricted Stock Awards. Compensation expense calculated for 1999 on these awards was not material.

The plan amendment made in February, 2000 will increase compensation expense in the future, but the effect is not material on American National's financial position or results from operations in 1999.

EARNINGS PER SHARE--Earnings per share for 1999 and 1998 were calculated using a weighted average number of shares outstanding of 26,479,165. There were no potentially dilutive items outstanding in 1998. In 1999, the average market price, since the grant date of the SARs and Restricted Stock Awards, was less than the exercise price. As a result, diluted earnings per share is equal to the basic earnings per share.

DIVIDENDS--American National's payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and, in the absence of special approval, limit the payment of dividends to statutory net gain from operations on an annual, noncumulative basis. Additionally, insurance companies are not permitted to distribute the excess of stockholders' equity, as determined on a GAAP basis over that determined on a statutory basis.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National's insurance subsidiaries .

At December 31, 1999, approximately $606,699,000 of American National's consolidated stockholders' equity represents net assets of its insurance subsidiaries. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

(13) SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business around its marketing distribution channels. Separate management of each segment is required because each business unit is subject to different marketing strategies. There are eight operating segments based on the company's marketing distribution channels.

The operating segments are as follows:

MULTIPLE LINE MARKETING -- This segment derives its revenues from the sale of individual life, annuity, accident and health, and property and casualty products marketed through American National, ANTEX, ANPAC, ANGIC and ANPAC Lloyds.

HOME SERVICE DIVISION -- This segment derives its revenues from the sale of individual life, annuity and accident and health insurance. In this segment, the agent collects the premiums. This segment includes business in the United States and Mexico.

INDEPENDENT MARKETING -- This segment derives its revenues mainly from the sale of life and annuity lines marketed through independent marketing organizations.

HEALTH DIVISION -- This segment derives its revenues primarily from the sale of accident and health insurance plus group life insurance marketed through group brokers and third party marketing organizations.

SENIOR AGE MARKETING -- This segment derives its revenues primarily from the sale of Medicare supplement plans, individual life, annuities, and accident and health insurance marketed through Standard Life and Accident Insurance Company.

DIRECT MARKETING -- This segment derives its revenues principally from the sale of individual life insurance, marketed through Garden State Life Insurance Company, using direct selling methods.

CREDIT INSURANCE DIVISION -- This segment derives its revenues principally from the sale of credit life and credit accident and health insurance.

CAPITAL AND SURPLUS -- This segment derives its revenues principally from investment instruments.

ALL OTHER -- This category comprises segments which are too small to show individually. This category includes non-insurance, reinsurance assumed, and retirement benefits.

All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate line of business within each segment. Income and expenses not specifically attributable to policy transactions are allocated to the lines within each segment as follows:

 . Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available.

 . Net investment income from all other assets is allocated to capital and surplus to arrive at an underwriting gain from operations. A portion of the income allocated to capital and surplus is then re-allocated to the other segments in accordance with the amount of equity invested in each segment.

 . Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

 . Gain or loss on the sale of investments is allocated to capital and surplus.

 . Equity in earnings of unconsolidated affiliates is allocated to the segment that provided the funds to invest in the affiliate.

 . Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to capital and surplus.

The following tables summarize net income and various components of net income by operating segment for the years ended December 31, 1999 and 1998 (in thousands):

                                                                                              GAIN FROM
                                PREMIUMS          NET                                        OPERATIONS     FEDERAL
                                   AND         INVESTMENT       EQUITY                         BEFORE        INCOME
                                  OTHER          INCOME        EXPENSES           IN           FEDERAL        TAX
                                 POLICY           AND             AND       UNCONSOLIDATED     INCOME       EXPENSE        NET
                                 REVENUE     REALIZED GAINS    BENEFITS       AFFILIATES        TAXES      (BENEFIT)      INCOME
----------------------------------------------------------------------------------------------------------------------------------
1999
Multiple Line Marketing         $  489,263         $ 95,821    $  530,321          $    --     $ 54,763     $ 18,072     $ 36,691
Home Service Division              209,033          118,978       263,945               --       64,066       21,142       42,924
Independent Marketing               60,574          118,960       162,052               --       17,482        5,769       11,713
Health Division                    237,446            7,406       256,390               --      (11,538)      (3,808)      (7,730)
Credit Insurance Division           63,262           16,094        65,903               --       13,453        4,439        9,014
Senior Age Marketing               148,368           18,013       162,209               --        4,172        1,377        2,795
Direct Marketing                    26,857            3,734        24,823               --        5,768        1,903        3,865
Capital and Surplus                  1,087          211,453           256           12,249      224,533       67,900      156,633
All other                           30,714           32,551        54,976            7,693       15,982        5,274       10,708
----------------------------------------------------------------------------------------------------------------------------------
                                $1,266,604         $623,010    $1,520,875          $19,942     $388,681     $122,068     $266,613
==================================================================================================================================
1998
Multiple Line Marketing         $  452,146         $ 95,063    $  488,842          $    --     $ 58,367     $ 19,261     $ 39,106
Home Service Division              203,976          122,188       252,446               --       73,718       24,327       49,391
Independent Marketing               69,714          122,279       184,655               --        7,338        2,422        4,916
Health Division                    211,249            7,850       240,195               --      (21,096)      (6,962)     (14,134)
Credit Insurance Division           57,727           15,215        61,181               --       11,761        3,881        7,880
Senior Age Marketing               162,161           17,760       169,929               --        9,992        3,297        6,695
Direct Marketing                    26,619            3,588        24,034               --        6,173        2,037        4,136
Capital and Surplus                    982          107,737           761            8,048      116,006       24,390       91,616
All other                           35,081           33,330        56,781               --       11,630        3,838        7,792
----------------------------------------------------------------------------------------------------------------------------------
                                $1,219,655         $525,010    $1,478,824          $ 8,048     $273,889     $ 76,491     $197,398
==================================================================================================================================

There were no significant non-cash items to report. Almost all of the consolidated revenues were derived in the U.S.

                                                                                                                                81


Most of the operating segments provide essentially the same types of products. The following table provides revenues within each segment by line of business for the years ended December 31, 1999 and 1998 (in thousands):

                                 TOTAL REVENUES

                                                       ACCIDENT &   PROPERTY &                             TOTAL
                                 LIFE       ANNUITY      HEALTH      CASUALTY     CREDIT    ALL OTHER    REVENUES
-------------------------------------------------------------------------------------------------------------------
1999
Multiple Line Marketing         $121,753    $ 17,637     $ 19,736     $403,029    $    --    $     --    $  562,155
Home Service Division            283,566       4,576        8,778           --         --          --       296,920
Independent Marketing              8,938     157,569           --           --         --          --       166,507
Health Division                    3,920          --      236,559           --         --          --       240,479
Credit Insurance Division             --          --           --           --     69,007          --        69,007
Senior Age Marketing              31,577       1,692      125,609           --         --          --       158,878
Direct Marketing                  29,501         146          427           --         --          --        30,074
Capital and Surplus                   --          --           --           --         --     306,797       306,797
All other                         30,120       1,878        1,709           --         --      25,090        58,797
-------------------------------------------------------------------------------------------------------------------
                                $509,375    $183,498     $392,818     $403,029    $69,007    $331,887    $1,889,614
===================================================================================================================
1998
Multiple Line Marketing         $121,829    $ 16,826     $ 20,232     $365,369    $    --    $     --    $  524,256
Home Service Division            279,531       4,410        8,793           --         --          --       292,734
Independent Marketing              5,328     173,990           --           --         --          --       179,318
Health Division                    3,802          --      210,622           --         --          --       214,424
Credit Insurance Division             --          --           --           --     63,470          --        63,470
Senior Age Marketing              32,821       1,583      137,889           --         --          --       172,293
Direct Marketing                  29,042         165          462           --         --          --        29,669
Capital and Surplus                   --          --           --           --         --     204,991       204,991
All other                         31,996      18,962        1,977           --         --      10,575        63,510
-------------------------------------------------------------------------------------------------------------------
                                $504,349    $215,936     $379,975     $365,369    $63,470    $215,566    $1,744,665
===================================================================================================================

The operating segments are supported by the fixed income assets and policy loans. Equity type assets, such as stocks, real estate and other invested assets, are investments of the Capital and Surplus segment. Assets of the non-insurance companies are specifically associated with those companies in the "All other" segment. Any assets not used in support of the operating segments are assigned to Capital and Surplus.

The following table summarizes assets by operating segment for the years ended December 31, 1999 and 1998 (in thousands):

                                                         1999          1998
------------------------------------------------------------------------------
Multiple Line Marketing...........................    $1,598,043    $1,513,396
Home Service Division.............................     1,789,073     1,760,415
Independent Marketing.............................     1,719,508     1,761,832
Health Division...................................       193,018       170,301
Credit Insurance Division.........................       387,669       372,787
Senior Age Marketing..............................       326,163       330,631
Direct Marketing..................................        82,799        83,759
Capital and Surplus...............................     2,400,368     2,232,612
All other.........................................       593,885       589,919
------------------------------------------------------------------------------
                                                      $9,090,526    $8,815,652
==============================================================================

The net assets of the Capital and Surplus segment include investments in unconsolidated affiliates. Almost all of American National's assets are located in the U.S.

The amount of each segment item reported is the measure reported to the chief operating decision-maker for purposes of making decisions about allocating resources to the segment and assessing its performance. Adjustments and eliminations are made when preparing the financial statements, and allocations of revenues, expenses and gains or losses have been included when determining reported segment profit or loss.

The reported measures are determined in accordance with the measurement principles most consistent with those used in measuring the corresponding amounts in the consolidated financial statements.

The results of the operating segments of the business are affected by economic conditions and customer demands. A portion of American National's insurance business is written through one third-party marketing organization. During 1999, approximately 8% of the total premium revenues and policy account deposits were written through that organization, which is included in the Independent Marketing operating segment. This compares with 11% in 1998. Of the total business written by this one organization, the majority was annuities.

(14) RECONCILIATION TO STATUTORY ACCOUNTING

American National and its insurance subsidiaries are required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from those used to prepare financial statements on the basis of Generally Accepted Accounting Principles.

Reconciliations of statutory net income and capital and surplus, as determined using statutory accounting principles, to the amounts included in the accompanying consolidated financial statements, as of and for the years ended December 31, are as follows (in thousands):

                                                               1999         1998
-----------------------------------------------------------------------------------
Statutory net income of insurance companies............    $  159,375    $  155,368
Net gain of non-insurance companies....................        97,782        15,240
-----------------------------------------------------------------------------------
Combined net income....................................       257,157       170,608
Increases (decreases):
 Deferred policy acquisition costs.....................         2,188        (9,795)
 Policyholder funds....................................         4,288        18,702
 Deferred federal income tax benefit...................        10,060         1,216
 Premiums deferred and other receivables...............        (2,315)          (84)
 Gain from sale of investments.........................           416          (292)
 Change in interest maintenance reserve................        (1,033)        2,773
 Asset valuation allowances............................        (4,762)       12,010
Other adjustments, net.................................           948         2,336
Consolidating eliminations and adjustments.............          (334)          (76)
-----------------------------------------------------------------------------------
Net income reported herein.............................    $  266,613    $  197,398
===================================================================================

                                                               1999         1998
-----------------------------------------------------------------------------------
Statutory capital and surplus of insurance companies...    $2,377,589    $2,163,593
Stockholders equity of non-insurance companies.........       523,550       524,630
-----------------------------------------------------------------------------------
Combined capital and surplus...........................     2,901,139     2,688,223
Increases (decreases):
 Deferred policy acquisition costs.....................       758,796       731,703
 Policyholder funds....................................       159,394       154,445
 Deferred federal income taxes.........................      (221,341)     (259,243)
 Premiums deferred and other receivables...............       (80,453)      (78,139)
 Reinsurance in "unauthorized companies"...............        37,376        38,748
 Statutory asset valuation reserve.....................       370,191       344,926
 Statutory interest maintenance reserve................         9,729        10,762
 Asset valuation allowances............................       (38,285)      (28,489)
 Investment market value adjustments...................        (9,556)       48,656
Non-admitted assets and other adjustments, net.........       158,876       173,877
Consolidating eliminations and adjustments.............      (982,720)     (910,857)
-----------------------------------------------------------------------------------
Stockholders' equity reported herein...................    $3,063,146    $2,914,612
===================================================================================

In accordance with various government and state regulations, American National and its insurance subsidiaries had bonds with an amortized value of $74,543,000 on deposit with appropriate regulatory authorities.

(15)  RETIREMENT BENEFITS

American National and its subsidiaries have one tax-qualified pension plan, which has three separate programs. One of the programs is contributory and covers home service agents and managers. The other two programs are noncontributory, with one covering salaried and management employees and the other covering home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee's compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee's career average earnings and years of service.

American National also sponsors for key executives two non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

The companies' funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary.

Actuarial computations of pension expense (before income taxes) produced a pension debit of $3,954,000 for 1999 and $3,051,000 for 1998.

The pension debit is made up of the following (in thousands):

                                                                1999      1998
-------------------------------------------------------------------------------
Service cost--benefits earned during period...............    $ 5,833   $ 5,629
Interest cost on projected benefit obligation.............      8,175     7,661
Expected return on plan assets............................     (8,946)   (8,887)
Amortization of past service cost.........................        534       473
Amortization of transition asset..........................     (2,619)   (2,619)
Amortization of actuarial loss............................        977       794
-------------------------------------------------------------------------------
      Total pension debit.................................    $ 3,954   $ 3,051
===============================================================================

The following table sets forth the funded status and amounts recognized in the consolidated statements of financial position at December 31 for the companies' pension plans.

Actuarial present value of benefit obligation:

                                                                       1999                       1998
                                                        ASSETS     ACCUMULATED      ASSETS    ACCUMULATED
                                                        EXCEED       BENEFITS       EXCEED      BENEFITS
                                                     ACCUMULATED      EXCEED     ACCUMULATED     EXCEED
                                                       BENEFITS       ASSETS       BENEFITS      ASSETS
---------------------------------------------------------------------------------------------------------
Vested benefit obligation..............................  $(72,591)     $(24,781)   $(76,916)    $(19,136)
=========================================================================================================
Accumulated benefit obligation.........................  $(75,578)     $(24,781)   $(79,405)    $(19,136)
=========================================================================================================
Projected benefit obligation...........................  $(91,897)     $(27,189)   $(96,812)    $(26,340)
=========================================================================================================
Plan assets at fair value (long-term securities).......    130,363           --     137,543           --
=========================================================================================================
Funded status:
 Plan assets in excess of projected
   benefit obligation..................................     38,466      (27,189)     40,731      (26,340)
 Unrecognized net loss.................................      1,981        1,554       2,341        3,729
 Prior service cost not yet recognized
   in periodic pension cost............................         --          497          --        1,028
 Unrecognized net transition asset at
   January 1 being recognized over 15 years............     (5,239)          --      (7,858)          --
---------------------------------------------------------------------------------------------------------
Accrued pension cost included in
 other assets or other liabilities.....................   $ 35,208     $(25,138)    $35,214     $(21,583)
=========================================================================================================

ASSUMPTIONS USED AT DECEMBER 31:                             1999      1998
----------------------------------------------------------------------------
Weighted-average discount rate on benefit obligation...      7.30%     6.50%
Rate of increase in compensation levels................      4.80%     4.80%
Expected long-term rate of return on plan assets.......      7.00%     7.00%
Other Benefits

Under American National and its subsidiaries' various group benefit plans for active employees, a $2,500 paid-up life insurance certificate is provided upon retirement for eligible participants who meet certain age and length of service requirements.

American National has one retiree health benefit plan for retirees of all companies in the consolidated group, with the exception of Standard Life and Accident Insurance Company (Standard). The retirees of Standard are covered under a separate health plan. Participation in either of these plans is limited to current retirees and their dependents and those employees and their dependents who met certain age and length of service requirements as of December 31, 1993. No new participants will be added to these plans in the future.

The retiree health benefit plans provide major medical benefits for participants under the age of 65 and Medicare supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plans are contributory, with the company's contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by the companies, are to be contributed by the retirees.

The accrued post-retirement benefit obligation, included in other liabilities, was $13,221,000 and $12,989,000 at December 31, 1999 and 1998, respectively.
These amounts were approximately equal to the unfunded accumulated post-retirement benefit obligation. Since the companies' contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated post-retirement benefit obligation.

(16) COMMITMENTS AND CONTINGENCIES

COMMITMENTS--American National and its subsidiaries lease insurance sales office space in various cities. The long-term lease commitments at December 31, 1999 were approximately $6,356,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 1999 to purchase, expand or improve real estate, and to fund mortgage loans aggregating $96,000,000, all of which are expected to be funded in 2000. As of December 31, 1999, all of the mortgage loan commitments have interest rates that are fixed.

CONTINGENCIES--The companies are defendants in various lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on the companies' consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions.

APPENDIX


ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES AND SURRENDER VALUES

The tables on pages 93 and 94 illustrate how Accumulation Value, Surrender Value and Death Benefit of a Policy may change with the investment performance of the Eligible Portfolios. These illustrations are hypothetical and may not be used to project or predict investment results. The illustrations assume:

   a gross annual investment rate of return (i.e. investment income and capital gains and losses) of 0%, 6% or 12%,

   the Insured is a male, age 65,

   $10,000 initial premium is paid,

   all Accumulation Value is allocated to the Separate Account,

   no Policy Loans are made,

   no transfers to the Fixed Account,

   no more than twelve transfers among Subaccounts, and

   fees and expenses for the Eligible Portfolios at a hypothetical annual rate of 0.93%% of net assets (the rate is a simple average, for all Eligible Portfolios, of the "Management Fees" and "Other Expenses", indicated for each Eligible Portfolio in the Eligible Portfolio Annual Expenses table. Certain fee waiver and expense reimbursement arrangements exist and are reflected in this average. Excluding the effect of these arrangements, the simple average of the "Management Fees" and "Other Expenses" would be 1.05%).

The Accumulation Value, Surrender Value and Death Benefit shown in the illustrations may be different if any of the above assumptions changed.

The table on page 93 is based on the current schedule of Monthly Deductions. We may, however, change the current schedule of Monthly Deductions at any time and for any reason. Accordingly, you should not construe the tables as guarantees or estimates of amounts to be paid in the future.

The table on page 94 is based on the assumption that the maximum allowable Monthly Deductions are made throughout the life of the Policy.

Illustrations also reflect the Daily Asset Charge, which is levied against each Subaccount at an annual rate of 1.25% of average daily Accumulation Value. After adjustment to reflect the Daily Asset Charge and the average Eligible Portfolio Annual Expenses, the illustrated hypothetical gross annual investment rates of return of 0%, 6% and 12% correspond to approximate hypothetical net annual rates of -2.18%, 3.82% and 9.82%.

The illustrations do not reflect any charges for federal income tax burden attributable to the Separate Account, since we are not currently making such charges. However, such charges may be made in the future, and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the values illustrated. (See Federal Income Tax Considerations, page 35.)

If a Policy Loan is made, both Surrender Value and Death Benefit Proceeds will be reduced by the amount of outstanding Policy Debt. Even if repaid, Policy Debt may permanently affect the Policy's values. The effect could be favorable or unfavorable depending on whether the investment performance of the subaccount(s)/Fixed Account you selected is less than or greater than the interest rate credited to the Accumulation Value held to secure the loan.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and underwriting.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                   WEALTHQUEST SHEILD VARIABLE LIFE INSURANCE

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                    MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
                                TOBACCO NON-USER

                          CURRENT SCHEDULE OF CHARGES
   PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH POLICY YEAR

                           VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                              ANNUAL INVESTMENT RATES OF RETURN OF

                                    0%                                    6%                                12%
END OF       PREMIUMS   -------------------------------  ---------------------------------   ---------------------------------
POLICY      ACCUMULATED ACCUMULATION SURRENDER   DEATH   ACCUMULATION  SURRENDER    DEATH    ACCUMULATION  SURRENDER    DEATH
 YEAR          AT 5%       VALUE      VALUE     BENEFIT     VALUE        VALUE     BENEFIT      VALUE        VALUE     BENEFIT
   1           851        9,649       8,749     17,791      10,233       9,333     17,791       10,818       9,918     17,791
   2         1,701        9,309       8,459     17,791      10,472       9,622     17,791       11,705      10,855     17,791
   3         2,552        8,979       8,179     17,791      10,718       9,918     17,791       12,668      11,868     17,791
   4         3,402        8,660       7,960     17,791      10,970      10,270     17,791       13,714      13,013     17,791
   5         4,253        8,351       7,751     17,791      11,229      10,629     17,791       14,848      14,248     17,791
   6         5,103        8,052       7,552     17,791      11,495      10,995     17,791       16,082      15,581     18,172
   7         5,954        7,763       7,362     17,791      11,769      11,368     17,791       17,427      17,027     19,344
   8         6,804        7,482       7,182     17,791      12,049      11,749     17,791       18,895      18,595     20,596
   9         7,655        7,211       7,011     17,791      12,337      12,137     17,791       20,501      20,301     21,936
   10        8,505        6,948       6,948     17,791      12,633      12,633     17,791       22,263      22,263     23,376
   15       12,758        5,901       5,901     17,791      14,598      14,598     17,791       34,398      34,398     36,118
   20       17,010        4,987       4,987     17,791      16,898      16,898     17,791       52,935      52,935     55,582
   25       21,263        4,190       4,190     17,791      19,592      19,592     20,571       81,811      81,811     85,902
   30       25,515        3,495       3,495     17,791      22,784      22,784     22,784      126,659     126,659    126,659
   Age 65   17,010        4,987       4,987     17,791      16,898      16,898     17,791       52,935      52,935     17,791

                     *    GUARANTEED COVERAGE PREMIUM $810

Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      AMERICAN NATIONAL INSURANCE COMPANY
                                ONE MOODY PLAZA
                          GALVESTON, TEXAS 77550-7999

                   WEALTHQUEST SHEILD VARIABLE LIFE INSURANCE

              DEATH BENEFIT OPTION A; SPECIFIED AMOUNT - $100,000
                    MALE ISSUE AGE 45   FEMALE ISSUE AGE 45
                                TOBACCO NON-USER

                         GUARANTEED SCHEDULE OF CHARGES
   PLANNED PERIODIC PREMIUM OF $810 PAID AT THE BEGINNING OF EACH POLICY YEAR

                                            VALUES BASED ON ASSUMED HYPOTHETICAL GROSS
                                               ANNUAL INVESTMENT RATES OF RETURN OF

                                       0%                                 6%                                   12%
 END OF     PREMIUMS   --------------------------------   ---------------------------------    -----------------------------------
 POLICY    ACCUMULATED ACCUMULATION  SURRENDER   DEATH    ACCUMULATION  SURRENDER    DEATH     ACCUMULATION   SURRENDER     DEATH
  YEAR        AT 5%       VALUE       VALUE     BENEFIT      VALUE       VALUE      BENEFIT       VALUE         VALUE      BENEFIT
   1            851      9,497        8,597     17,791      10,086       9,186      17,791        10,675        9,775      17,791
   2          1,701      8,972        8,122     17,791      10,157       9,307      17,791        11,414       10,564      17,791
   3          2,552      8,419        7,619     17,791      10,210       9,410      17,791        12,227       11,427      17,791
   4          3,402      7,834        7,134     17,791      10,244       9,544      17,791        13,129       12,429      17,791
   5          4,253      7,210        6,610     17,791      10,254       9,654      17,791        14,135       13,535      17,791
   6          5,103      6,537        6,037     17,791      10,237       9,736      17,791        15,264       14,764      17,791
   7          5,954      5,803        5,403     17,791      10,184       9,783      17,791        16,532       16,132      18,350
   8          6,804      4,992        4,692     17,791      10,087       9,787      17,791        17,923       17,622      19,536
   9          7,655      4,086        3,886     17,791       9,937       9,737      17,791        19,444       19,244      20,805
   10         8,505      3,063        3,063     17,791       9,721       9,721      17,791        21,113       21,113      22,169
   15        12,758         **           **         **       7,072       7,072      17,791        31,962       31,962      33,560
   20        17,010         **           **         **          **          **          **        47,920       47,920      50,316
   25        21,263         **           **         **          **          **          **        70,785       70,785      74,324
   30        25,515         **           **         **          **          **          **       105,462      105,462     105,462
Age 65                  17,010           **         **          **          **          **      **47,920       47,920      17,791

                     *    GUARANTEED COVERAGE PREMIUM $810

Until age 100, under Death Benefit Option A the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable corridor percentage of Accumulation Value at the end of the Valuation Period that includes the date of the Insured's death. Corridor percentages are specified in the Policy. The Death Benefit at age 100 and thereafter equals the Accumulation Value.

American National agrees to keep the Policy in force for the period stipulated under the Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Policy provisions are met even though, in certain instances, the minimum payment allowed by the Policy will not, after the payment of Monthly Deductions, generate positive Surrender Value at one or more points during such period.

Accumulation Value, Surrender Value and Death Benefit may be different if premiums are paid with a different frequency or timing or if of different amounts. Illustration assumes no Policy loan or partial surrender has been made. Zero values in the Death Benefit column indicate Policy lapse in the absence of sufficient additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN NOR A SUGGESTION THAT SUCH RESULTS WILL BE ACHIEVED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICYOWNER, DIFFERENT RETURNS OF ELIGIBLE PORTFOLIOS, PREVAILING INTEREST RATES AND RATES OF INFLATION. NO REPRESENTATIONS CAN BE MADE BY AMERICAN NATIONAL THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ALTHOUGH THE ACTUAL RATES OF RETURN MAY AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, IF THEY HAVE FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS THE ACCUMULATION VALUE, DEATH BENEFIT AND SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN ABOVE.

                      This page left blank intentionally.

                     [AMERICAN NATIONAL LOGO APPEARS HERE]



     Form 7684                        *7684*                        Rev. 5-00

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)

     American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in this pre-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of ___ pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representation pursuant to Section 26(e)(2)(A).
     Signatures.
     Written Consents



     The following exhibits, corresponding to those required by the instructions as to exhibits in Form N-8B-2:

Exhibit 1 ....     Resolution of the Board of Directors of American National
                   Insurance Company authorizing establishment of American
                   National Variable Life Separate Account (previously filed on
                   April 24, 1998)

Exhibit 2 ....     Not Applicable

Exhibit 3(a) ....  Distribution and Administrative Services Agreement
                   (previously filed on April 24, 1998)

Exhibit 3(b) ....  Not Applicable

Exhibit 3(c) ..... Schedule of Sales Commissions (previously filed on April 24,
                   1998)

Exhibit 4 .....    Not Applicable

Exhibit 5 ....     Flexible Premium Variable Life Insurance Policy (previously filed on April 24, 1998)

Exhibit 6(1) ....  Articles of Incorporation of American National Insurance
                   Company (previously filed on April 24, 1998)

Exhibit 6(2) ....  By-laws of American National Insurance Company (previously filed on April 24, 1998)

Exhibit 7 ....     Not Applicable

Exhibit 8(1) ....  Form of American National Investment Accounts, Inc. Fund
                   Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(2) ..... Form of Variable Insurance Products Fund Fund Participation
                   Agreement (previously filed on April 24, 1998)

Exhibit 8(3) ....  Form of Variable Insurance Products Fund II Fund
                   Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(4) ....  Form of Variable Insurance Products Fund III Fund
                   Participation Agreement (previously filed on April 24, 1998)

Exhibit 8(5) ....  Form of T. Rowe Price Fund Participation Agreement
                   (previously filed on April 24, 1998)

Exhibit 8(6) ....  Form of MFS Variable Insurance Trust Participation Agreement
                   (previously filed on April 24, 1998)

Exhibit 8(7) ....  Form of Federated Insurance Series Participation Agreement
                   (previously filed on April 24, 1998)

Exhibit 8(8) ....  Form of Van Eck Worldwide Insurance Trust Participation
                   Agreement (previously filed on April 24, 1998)

Exhibit 8(9) ....  Form of Lazard Retirement Series, Inc. Participation
                   Agreement (previously filed  on April 24, 1998)

Exhibit 9 ....     Not Applicable

Exhibit 10 ....    Application Form (previously filed in post-effective
                   amendment no. 8 on April 26, 1996)

Exhibit 11 ....    Independent Auditors' Consent

Exhibit 12 ....    Opinion of Counsel

Exhibit 13 ....    Consent of Counsel

Exhibit 14 ....    Actuarial Opinion

Exhibit 15 ....    Actuarial Basis of Payment and Cash Value Adjustment Pursuant
                   to Rule 6e-3(T)(b)(V)(B) (previously filed on January 15,
                   1999)

Exhibit 16 ....    Procedures Memorandum Pursuant to Rule 6e-3(T)(b)(12)(iii)
                   (previously filed on January 15, 1999)

Exhibit 27 ....    Financial Data Schedule

     As required by the Securities Act of 1933, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment and has caused this amended registration statement to be signed on its behalf, in the City of Galveston, and the State of Texas on the 28th day of April, 2000.

                                  AMERICAN NATIONAL VARIABLE LIFE SEPARATE
                                  ACCOUNT
                                  (Registrant)

                                      By: American National Insurance Company


                                          By: /s/ Robert L. Moody
                                             -------------------------------
                                             Robert L. Moody,
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                                  AMERICAN NATIONAL INSURANCE COMPANY
                                  (Depositor)


                                          By: /s/ Robert L. Moody
                                             -------------------------------
                                             Robert L. Moody,
                                             Chairman of the Board, President
                                             and Chief Executive Officer

attest:

/s/ Vincent E. Soler, Jr.
---------------------------------------
Vincent E. Soler, Jr.,
Vice President, Secretary and Treasurer

     As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities and on the dates indicated:

Signature                     Title                             Date
---------                     -----                             ----


/s/ Michael W. McCroskey      Executive Vice President -        April 28, 2000
------------------------      Investments (Principal Financial
Michael W. McCroskey          Officer)


/s/ Stephen E. Pavlicek       Senior Vice President and         April 28, 2000
------------------------      Controller (Principal Accounting
Stephen E. Pavlicek           Officer)

Signature                      Title                             Date
---------                      -----                             ----


/s/ Robert L. Moody            Chairman of the Board,         April 28, 2000
----------------------------   Director, President and Chief
Robert L. Moody                Executive Officer


/s/ G. Richard Ferdinandtsen   Director                       April 28, 2000
----------------------------
G. Richard Ferdinandtsen


/s/ Irwin M. Herz, Jr.         Director                       April 28, 2000
----------------------------
Irwin M. Herz, Jr.


/s/ R. Eugene Lucas            Director                       April 28, 2000
----------------------------
R. Eugene Lucas


/s/ E. Douglas McLeod          Director                       April 28, 2000
----------------------------
E. Douglas McLeod

                               Director                       ____________
----------------------------
Frances Anne Moody

                               Director                       ____________
----------------------------
Russell S. Moody

                               Director                       ____________
----------------------------
W. L. Moody, IV

                               Director                       ____________
----------------------------
Joe Max Taylor
                                       5